As filed with the U.S. Securities and Exchange Commission on March 7, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Christopher M. Graff

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

DECEMBER 31, 2023
ANNUAL
Report
THE RMB FAMILY OF FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Japan Fund
RMB Small Cap Fund
RMB SMID Cap Fund

Management’s Discussion of Fund Performance (Unaudited)

RMB Fund
For the year ended December 31, 2023, the RMB Fund (the “Fund”) (Class A shares) returned +21.19% (net of fees), compared with the S&P 500 Index total return of  +26.29% for the same period. Drilling further into performance from a traditional attribution perspective, the Fund’s underperformance in aggregate relative to the S&P 500 was driven by negative stock selection, which was partially offset by a positive impact from sector allocation. The combination of stock selection and sector allocation in the Consumer Staples, Financials, and Information Technology sectors were the most notable detractors from performance, partially offset by positive contribution in the Energy and Utilities sectors. Our top three contributors to the Fund’s absolute return were Microsoft Corp. (MSFT), Alphabet Inc. (GOOGL), and Amazon.com Inc. (AMZN). The three largest detractors were First Republic Bank (FRC), Dollar General Corp. (DG,) and Danaher Corp. (DHR).
The Federal Reserve’s (the “Fed”) mission to kill off rampant inflation by raising interest rates while trying to engineer a soft landing for the economy (i.e., avoid a recession) is a challenging task. So far, rate hikes appear to have done a good job in bringing down inflation as monthly Core CPI has declined to much more reasonable levels of around 3%, which is within shouting distance of the Fed’s target rate of 2%. Rates started dropping in November on lower long-term bond issuance and cooler inflation, followed by the surprising December “pivot” message from Fed Chair Powell that the Fed may be open to cutting the federal funds rate in 2024. The bond market reacted quickly by pricing in rate cuts as early as March 2024 and the stock market soared in the fourth quarter of 2023.
U.S. corporations have weathered the inflationary onslaught and rising rate environment reasonably well over the past couple of years and enter 2024 in relatively good shape. Corporate earnings for 2023 proved to be resilient, as earnings expectations for the year were revised downward by about 3%, which is less than a typical year. Market expectations are for the S&P 500 constituents’ 2023 earnings to end up growing about 2-3% from 2022 levels. Forward estimates for 2024 are currently for low double-digit growth. We wouldn’t be surprised to see forward estimates get trimmed back over the next couple of quarters.
We remain “macro aware” but keep our efforts principally focused on bottom-up stock selection. Our strategy is to build a portfolio with enough diversification to minimize risk, but enough concentration to allow what we believe to be high-quality individual companies that can grow their earnings for years into the future and earn attractive returns on invested capital to impact the portfolio. No matter what happens with the current market cycle, we believe this strategy positions us to outperform over the long run without taking undue risk.
U.S. corporate earnings, which are the biggest long-term driver of stock prices, held up better in 2023 than we expected coming into the year. This has a lot to do with the macroeconomy which, at around 3% estimated domestic GDP growth, defied expectations of slower growth in the face of Fed tightening. The stock market is a forward discounting mechanism that reacted very positively to the “pivot” message from Fed Chair Powell signaling potential cuts to the federal funds rate in 2024 and the subsequent decline in market interest rates during the fourth quarter of 2023. The bond market is pricing the first 25 basis point cut in the federal funds rate to occur in March of 2024, with four or five additional rate cuts in subsequent months. Inflation expectations have moderated significantly, with the expectation that year-over-year inflation slows to 2-3% through 2024. No matter what ultimately happens, we believe there will be a fair amount of market volatility as this plays out.
After a big rebound in 2023, we believe it remains prudent to keep return expectations modest for the next few years, (i.e., mid-single digit types of returns for domestic equities). Hopefully we’ll be surprised with higher returns but given the starting point of a reasonably expensive market we have tempered our return expectations. We continue to focus the Fund’s efforts on owning companies with what we believe to be good secular growth prospects, strong economic moats, underleveraged balance sheets, and superior management teams. These are companies we believe can compound value for shareholders for years into the future. The opportunities to find high-quality growth companies selling at highly attractive valuations are not overly abundant, but we will continue to use our “bottom-up” search to optimize the Fund. Adhering to our disciplined investment process, we aim to continue to add value to market returns in subsequent years. We’d like to wish everyone a happy new year and a sincere thank you for the continued trust you place in us to manage your assets. If you have any questions, please do not hesitate to contact us.

RMB FUND

RMB Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	31.4%
Financials	16.8%
Health Care	13.5%
Consumer Discretionary	10.2%
Communication Services	8.7%
Consumer Staples	6.9%
Industrials	6.5%
Real Estate	3.4%
Materials	2.3%
99.7%
Cash & Other Assets, Less Liabilities	0.3%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Microsoft Corp.	10.1%
Alphabet, Inc. — Class A	7.4%
Amazon.com, Inc.	4.5%
Apple, Inc.	4.3%
Visa, Inc. — Class A	3.9%
Kenvue, Inc.	2.9%
Keurig Dr. Pepper, Inc.	2.7%
Cooper Cos., Inc. (The)	2.6%
CME Group, Inc.	2.5%
Becton, Dickinson and Co.	2.4%
43.3%

TOTAL RETURN† (Through December 31, 2023)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC^	with no sales charges or CDSC^	S&P 500® Index Total Return*	Russell 3000® Index Total Return*
Class A
One year	15.12%	21.19%	26.29%	25.96%
Three years	5.65%	7.47%	10.00%	8.54%
Five years	13.40%	14.57%	15.69%	15.16%
Ten years	9.51%	10.07%	12.03%	11.48%
Class C
One year	19.30%	20.30%	26.29%	25.96%
Three years	6.67%	6.67%	10.00%	8.54%
Five years	13.70%	13.70%	15.69%	15.16%
Ten years	9.25%	9.25%	12.03%	11.48%
Class I
One year	21.54%	21.54%	26.29%	25.96%
Three years	7.75%	7.75%	10.00%	8.54%
Five years	14.86%	14.86%	15.69%	15.16%
Since inception (02/01/17)	13.13%	13.13%	13.28%	12.67%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.20%, for Class C is 1.94% and Class I is 0.94% as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
Class A shares incur a maximum initial sales charge of 5.00%. Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

*
Keep in mind that indices have no management fees or brokerage costs. Investments cannot be made in indices.

          RMB FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Services Fund
For the year ended December 31, 2023, the RMB Mendon Financial Services Fund (the “Fund”) (Class A shares) returned +4.52% (net of fees), versus the NASDAQ Bank Index Total Return (the “Benchmark”) return of  -3.44%.
In our annual letter to shareholders for the year ended December 31, 2022, we stated “Throughout the year, the market was concerned about inflation and the Federal Reserve (the “Fed”) causing a recession by raising rates too aggressively. The steeply inverted yield curve caused by these moves certainly reinforced this narrative.” We had concerns about the pace at which the Fed was raising rates and how, if done hastily, there was the potential to break something unintentionally. It turned out that the record pace of increase in interest rates did not drive us into a recession (yet), but it did have a role in several bank failures. While increased interest rates were not the sole factor for the large bank failures in 2023, as in our view balance sheet mismanagement and industry concentrations were the main reasons for the failures of Silicon Valley Bancorp (SIVB), First Republic Bank (FRC), and Signature Bank (SBNY), it did contribute. In this same letter, we mentioned “Many, if not all, of our holdings have optionality that will allow them to thrive, regardless of which direction the economy takes.” We did not own any of these failed banks due to concentration in struggling industries (particularly start-ups, venture capital, crypto, or commercial real-estate in large cities). These concentrations inherently limit optionality. In this letter we defined a bank as having optionality if it “has multiple ways to win — it can increase shareholder value either by being a buyer, a seller, or a high-performing standalone company in an enviable market.” We had banks in our portfolio demonstrate optionality and that there are multiple ways to win during the year. New York Community Bancorp Inc. (NYCB) was the biggest contributor to our outperformance for the year, mostly because of its acquisition of the failed SBNY assets and resulting massive earnings accretion. While NYCB was our biggest contributor in 2023, we have been cautious given its commercial real estate (CRE) concentrations in large metro markets. We adjusted our positioning accordingly to account for this risk after third quarter earnings. Our second-best contributor, Primis Financial Corp. (FRST), was an undervalued bank with a path to being high performing in an enviable market with enviable business lines.
2023 was one of the most tumultuous years for banks stocks on record. Challenges for the year included but were not limited to: several large bank failures (including the second, third, and fourth largest ever bank failures1), liquidity pressures, diminished tangible common equity ratios driven by large movements in accumulated other comprehensive income (AOCI), which is caused by falling prices in securities classified as “available for sale” as interest rates rose, net interest margin pressure driven by significant demand for higher interest rates from depositors, and a lack of loan growth. With only that previous statement, if you were told to guess the return for the NASDAQ Bank index for the year, would you guess negative or positive? Well, the number turns out to be positive, with some bank stocks being up significantly for the year. One thing we took away from this information was that the bank failures were idiosyncratic and not representative of industry health. Another is that, as we look ahead to 2024, the list of potential issues for banks may be shorter than it was in 2023. As we enter a period where the expectation is that we have reached a maximum federal funds rate and expect interest rate cuts for the year, there are many implications for not only the economy but also for banks.
In 2024, there are a few topics that we believe investors should focus on. The first, which has been an overshadowing anxiety for the banking industry since 2009, is credit. As we have written previously, it is virtually impossible for credit costs to move lower, as they are already very close to negligible. We don’t anticipate significant credit costs, either from large provisioning or net-charge offs. There has been some credit migration for banks, but nothing that makes us concerned for the industry as far as material cost. Second, as we have mentioned in the past, significant credit concentrations are something we, and other investors, are very cautious of. Outsized concentrations to specific industries can work well in times of prosperity for those respective industries but can cause pain when the tide turns. It’s important to separate these banks from the banking industry as a whole, as credit issues within a bank with industry concentrations are not indicative of the health of the entire industry. We continue to be cautious of banks with high CRE concentration, particularly with office portfolios in large metro markets. Interest rate cuts would be a net positive for credit costs. The third topic that is relevant to all other key points of investor focus is the macroeconomic environment and interest rates. Towards the end of the year, banks traded closely to the 10-year treasury, demonstrating the importance of monetary policy for banks. Of course, interest rates will have an impact on any potential loan growth banks may see in 2024. We don’t expect significant loan growth, given the remaining macroeconomic uncertainty and its impact on both loan demand in this interest rate environment and the appetite for banks to lend into an economy that lacks clarity. Another focus that has become increasingly important is the ability for banks to generate operating leverage. We believe net interest income, net interest margins, and fee businesses, like mortgages, will be relatively stable during the year. Managing non-interest expense during the year will be more critical, as banks find ways to win and deliver shareholder value in nonideal operating conditions for banks. The fourth topic that we believe will be much more of a theme this year will be the return of bank mergers and acquisitions (M&A). We were able to participate in the little M&A that occurred in 2023. We mostly owned buyers of other banks during the year and had positions in New York Community Bancorp Inc. (NYCB) when it acquired many of the assets from Signature Bank (SBNY) from the FDIC, First Citizens BancShares Inc. (FCNCA) when it acquired many of the assets of Silicon Valley Bancorp (SIVB), Banc of California Inc. (BANC) when it acquired Pacific Western Bank (PACW), and Equity Bancshares Inc. (EQBK) when it acquired Bank of Kirksville. We believe the conditions for M&A will be slightly better in 2024, with the potential for the market to really heat up later in the year under the right economic conditions and market appetite.

1
https://www.bankrate.com/banking/largest-bank-failures/

RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The Fund significantly outperformed the Benchmark during what was a challenging year for bank stocks. Last year we wrote “We think that dispersion in small and mid-cap banks will be very wide in 2023, allowing active stock pickers meaningful opportunities that indexes will not be able to capitalize upon.” While our outperformance was not driven by valuation dispersions for small and midcap stocks, it was a good environment for stock pickers, which we believe we demonstrated. We believe 2024 will be similar as far as a market for stock pickers, particularly in the financial services sector.
Similar to last year, we remain positive on our Fund and believe we have a group of holdings that can deliver shareholder returns while playing offense or defense. We continue to like seasoned management teams with a lack of lending concentrations that are known for tight underwriting in the event credit costs move higher for the industry. We also continue to own banks that may find multiple ways to win in any macroeconomic environment, whether it be from operating in specific U.S. regions with favorable economic trends, like the southeast, generating operating leverage through controlled expenditures in times that aren’t conducive to revenue growth, or by generating shareholder value through M&A. While we can’t predict the path of monetary policy, we can pick a portfolio that we believe can find ways to succeed regardless of the direction monetary policy takes.
While there continues to be uncertainty as to the path of the Fed, interest rates, and economy, we believe our strong relationships and countless meetings with bank management teams, their bankers, regulators, and other industry participants provide us a real time, bottom-up view that informs our investment posture so that we can take advantage of the disconnects we see between market expectations and our proprietary research. Our deep industry experience helps give us context and allows us to form independent opinions outside of consensus that have enabled the Fund to add value for our shareholders over the long-term.

          RMB MENDON FINANCIAL SERVICES FUND

RMB Mendon Financial Services Fund PORTFOLIO INVESTMENTS

Industries	Long %	Short Options %	% of net assets
Banks	93.4%	-1.6%	91.8%
Mortgage Real Estate Investment Trusts	4.9%	0.0%	4.9%
	98.3%	-1.6%	96.7%
Cash & Other Assets, Less Liabilities	3.3%	0.0%	3.3%
Total	101.6%	-1.6%	100.0%
Top 10 Common Stock Holdings	% of net assets
Equity Bancshares, Inc. — Class A	6.8%
Primis Financial Corp.	5.8%
First Bancshares, Inc. (The)	5.5%
Business First Bancshares, Inc.	5.0%
USCB Financial Holdings, Inc.	4.3%
Byline Bancorp, Inc.	4.2%
Veritex Holdings, Inc.	4.1%
New York Community Bancorp, Inc.	3.9%
Origin Bancorp, Inc.	3.9%
Bank of NT Butterfield & Son Ltd. (The)	3.6%
47.1%

TOTAL RETURN† (Through December 31, 2023)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC^	with no sales charges or CDSC^	NASDAQ Bank Index Total Return*
Class A
One year	-0.72%	4.52%	-3.44%
Three years	7.96%	9.82%	4.93%
Five years	7.81%	8.92%	5.86%
Ten years	8.92%	9.48%	6.35%
Class C
One year	2.73%	3.73%	-3.44%
Three years	9.00%	9.00%	4.93%
Five years	8.11%	8.11%	5.86%
Ten years	8.66%	8.66%	6.35%
Class I
One year	4.77%	4.77%	-3.44%
Three years	10.09%	10.09%	4.93%
Five years	9.20%	9.20%	5.86%
Since inception (02/01/17)	5.62%	5.62%	2.65%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.50%, for Class C is 2.25% and Class I is 1.25% as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
Class A shares incur a maximum initial sales charge of 5.00%. Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

*
Keep in mind that indices have no management fees or brokerage costs. Investments cannot be made in indices.

RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Fund
For the year ended December 31, 2023, the RMB International Fund (the “Fund”) Class I shares appreciated +12.94%, net of fees, underperforming the MSCI EAFE Index (the “Benchmark”), which appreciated +18.24%, as measured in U.S. dollars.
The Fund’s underperformance was driven by both sector allocation and stock selection, while the impact of country allocation was neutral. By sector, the Fund’s temporarily elevated cash position, which was due to our trading activities, detracted from the overall performance. Stock selection was strongest in Healthcare and Real Estate yet detracted in Materials and Financials. In Healthcare, stock selection was driven by strong Life Science Tools & Services such as Stevanato Group SpA (STVN) and by relatively strong Pharmaceuticals stock picking such as Novartis AG (NOVN SW) and AstraZeneca PLC (AZN LN). Real Estate was driven by Mitsui Fudosan Co. Ltd. (8801JP), as our prediction materialized that the Japanese real estate market was one of few places where office and residential property values would appreciate in the post-COVID-19 era. In the Materials sector, Anglo American PLC (AAL LN) was the biggest detractor, as it had high exposure in diamonds and platinum which was adversely affected by the weaker demand in luxury items consumption in the U.S. and China. In Financials, our Nordic exposure, including Sevnska Handelsbanken AB (SHBA SS) and Sampo Oyj (SAMPO FH), were the key detractors, as the market showed concern for the region’s banking sector and insurance business cycle. The Fund’s country exposure further increased in Japan, as the country outperformed other international regions in 2023. We had been overweighting Japan on our belief that the country is in a transformational period under the Abenomics reform initiatives. We remain overweight the UK while underweight Asia ex-Japan.
2023 was another volatile year for the international equity markets, as geographic tension remained high on the back of the stalemate situation in the war in Ukraine and the conflict in the Middle East that was triggered by the surprise attack on Israel by Hamas. In the macroeconomy however, the expectation of a soft landing, which had seemed likely through the year, was gaining momentum, as inflation in the U.S. and Europe was slowing down and market participants expected the peak of interest rates and even rate cuts by the central banks in the coming year. These macroeconomic developments were positive for the equity markets overall. We remain positive in the equity market in Japan, as discussed in our previous letters, as the country is going through corporate governance reform and many companies started to improve shareholder return while addressing their historically low capital efficiency to enhance their corporate values. In our portfolio management, we focus on strong and competitive global players residing in the international space that we believe are unique investment opportunities for our investors. We overweight Japan based on our belief that the equity market in the country will keep outperforming in 2024.

          RMB INTERNATIONAL FUND

RMB International Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Financials	21.0%
Industrials	16.0%
Health Care	11.8%
Consumer Discretionary	11.2%
Information Technology	9.4%
Consumer Staples	6.4%
Materials	5.0%
Energy	4.4%
Utilities	2.9%
Real Estate	2.5%
Communication Services	2.2%
92.8%
Cash & Other Assets, Less Liabilities	7.2%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Novartis AG	4.9%
Shell PLC	4.4%
Schneider Electric SE	4.3%
AstraZeneca PLC	4.2%
Compass Group PLC	4.0%
Nestle S.A.	3.8%
ORIX Corp.	3.0%
Sampo OYJ — Class A	2.9%
Mitsubishi UFJ Financial Group, Inc.	2.9%
Lloyds Banking Group PLC	2.9%
37.3%

TOTAL RETURN† (Through December 31, 2023)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI EAFE Index*
Class I
One year	12.94%	18.24%
Three years	0.91%	4.02%
Five years	5.56%	8.16%
Since inception (12/27/17)	0.42%	4.23%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Fund Class I is 0.96% as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs. Investments cannot be made in indices.

RMB INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Japan Fund
For the year ended December 31, 2023, the RMB Japan Fund (the “Fund”) Class I shares appreciated +19.35% net of fees, underperforming the MSCI Japan Index (the “Benchmark”) return of  +20.32% as measured in U.S. dollars.
During the year, the Fund’s underperformance was largely driven by sector allocation, partially offset by our strong stock selection. By sector, the Fund’s elevated cash position, which was due to our trading activities, was the most significant detractor from overall performance, with the rest of the allocation effect being net positive. Being underweight in Healthcare and Consumer Staples, while overweight in Consumer Discretionary contributed positively to the Fund’s performance. On the other hand, our underweight in Information Technology had a negative impact. Stock selection was strongest in Industrials and Communication Services, while it detracted in Healthcare and Information Technology. Within Industrials, stock selection was primarily driven by our holdings in the Trading Companies & Distributors space, while Communication Services was boosted by our holding in Nintendo Co. Ltd. (7974 JP). In Healthcare, our pick of cancer drug maker Takeda Pharmaceutical Co. Ltd. (4502 JP) was the most significant detractor, while in Information Technology, we were penalized by our underweight in the semiconductor equipment space.
We remain positive about the possibility of Japanese equities outperforming their developed market peers. We believe Japan is finally emerging from decades-long deflation, marking the beginning of a potential multi-generational paradigm shift, and we are standing at that inflection point. The country’s equity market is also evolving rapidly, as evidenced by the Tokyo Stock Exchange’s new market structure and the push for capital efficiency, on top of ongoing improvements in corporate governance.
Despite all the positive developments, we believe that Japanese equities continue to be undervalued compared to their developed market peers. Considering the improving fundamentals of Japanese corporations, we maintain our belief that Japanese equities offer attractive value with a favorable risk-reward profile. We are committed to identifying and investing in stocks that we believe are attractively valued and have the potential to outperform over a full market cycle.

          RMB JAPAN FUND

RMB Japan Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	18.3%
Consumer Discretionary	17.3%
Financials	13.7%
Information Technology	11.4%
Health Care	7.7%
Communication Services	7.1%
Consumer Staples	5.6%
Materials	5.1%
Real Estate	4.7%
Utilities	2.2%
Energy	1.2%
94.3%
Cash & Other Assets, Less Liabilities	5.7%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Mitsubishi UFJ Financial Group, Inc.	7.5%
ITOCHU Corp.	6.3%
Toyota Motor Corp.	5.7%
Mitsui Fudosan Co. Ltd.	4.7%
Nintendo Co. Ltd.	4.1%
Hitachi Ltd.	3.7%
ORIX Corp.	3.6%
Kao Corp.	3.3%
NEC Corp.	3.2%
Shionogi & Co. Ltd.	3.2%
45.3%

TOTAL RETURN† (Through December 31, 2023)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI Japan Index*
Class I
One year	19.35%	20.32%
Three years	-0.20%	0.66%
Five years	5.74%	6.91%
Since inception (12/27/17)	2.18%	3.30%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Japan Fund Class I is 1.64% (gross) and 1.31% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2024. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs. Investments cannot be made in indices.

RMB JAPAN FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Small Cap Fund
For the year ended December 31, 2023, the RMB Small Cap Fund (the “Fund”) outperformed the Russell 2000® Index (the “Benchmark”), with Class I shares returning +18.53% (net of fees), compared with the Benchmark return of  +16.93% for the same period. In last year’s outlook, the bearish thesis was that inflation would remain stubbornly high and aggressive interest rate hikes would cause a recession. Fortunately for investors, the bullish thesis that inflation would drop rapidly, and the economy would prove more resilient than most forecasts played out.
Stock selection among our Technology, Materials, Healthcare, and Industrial holdings drove the Fund’s outperformance this year. Strong performance contributions from both growth names like Fair Isaac Corp. (FICO) and Monolithic Power Systems Inc. (MPWR), as well as value names like Carpenter Technology Corp. (CRS) demonstrated the benefits of  “core” strategies. We believe that by focusing on value creation in both growth and value universes, core strategies have more ways to win with typically less volatility than pure growth or value strategies.
We believe volatility is likely to remain elevated as the market tries to price in the pace and magnitude of anticipated Federal Reserve (“Fed”) rate cuts and whether inflation will be brought under control while avoiding a recession (known as a “soft landing”). Once again, we offer a bullish and bearish outlook, though we have no crystal ball.
The bearish outlook is based on a belief that higher interest rates have yet to fully take effect. Many companies took on debt levels that were manageable in a zero-interest rate environment, but not manageable in a higher rate environment. If highly leveraged companies have a difficult time re-financing, bankruptcies could increase. Higher bankruptcies could drive up unemployment and cause a recession. Earnings will then decline, pressuring stock prices lower.
The bullish outlook is based on the belief that the Fed has successfully killed inflation without killing the economy. Given interest rates today at approximately 5% are 300 basis points above inflation, which the Fed has brought under control in this scenario, the Fed is likely to rapidly cut rates toward 2%, which will provide monetary stimulus and reinvigorate economic growth and growth in earnings.
We don’t know which scenario is more likely, which is why our dual diversification (i.e., diversification across both economic sectors and corporate lifecycle) portfolio construction process recognizes the axiom that more things can happen than will happen. We seek to own companies that can create value over the long-term with a portfolio constructed in a way that can perform well even when factor volatility increases.
As always, we believe the companies we invest in demonstrate high managerial skill in capital allocation and adaptability, which we believe can create value for customers, employees, communities, and shareholders.
Thank you for your commitment to the Fund. Should you have any questions regarding your investment, please do not hesitate to reach out to us.

          RMB SMALL CAP FUND

RMB Small Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	21.1%
Information Technology	19.5%
Health Care	13.9%
Financials	13.8%
Real Estate	8.8%
Materials	8.2%
Consumer Discretionary	7.5%
Energy	5.0%
Utilities	1.2%
99.0%
Cash & Other Assets, Less Liabilities	1.0%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
PTC, Inc.	4.0%
Monolithic Power Systems, Inc.	3.7%
Fair Isaac Corp.	3.7%
Curtiss-Wright Corp.	3.6%
ITT, Inc.	3.6%
EastGroup Properties, Inc.	3.6%
Kadant, Inc.	3.4%
West Pharmaceutical Services, Inc.	3.4%
Pool Corp.	3.3%
Eagle Materials, Inc.	3.3%
35.6%

TOTAL RETURN† (Through December 31, 2023)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2000® Index*
Class I
One year	18.53%	16.93%
Three years	3.50%	2.22%
Five years	10.69%	9.97%
Ten years	7.51%	7.16%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Small Cap Fund Class I is 1.14% (gross) and 0.96% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2024. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs. Investments cannot be made in indices.

RMB SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB SMID Cap Fund
For the year ended December 31, 2023, the RMB SMID Cap Fund (the “Fund”) outperformed the Russell 2500TM Index (the “Benchmark”), with Class I shares returning +20.06% (net of fees), compared with the Benchmark return of  +17.42% for the same period.
Stock selection among our Technology, Materials, Healthcare, and Industrial holdings drove the Fund’s outperformance this year. Strong performance contributions from both growth names like Fair Isaac Corp. (FICO) and Copart Inc. (CRPT), as well as value names like Eagle Materials Inc. (EXP) demonstrated the benefits of  “core” strategies. We believe that by focusing on value creation in both growth and value universes, core strategies have more ways to win with typically less volatility than pure growth or value strategies.
We believe volatility is likely to remain elevated as the market tries to price in the pace and magnitude of anticipated Federal Reserve (“Fed”) rate cuts and whether inflation will be brought under control while avoiding a recession (known as a “soft landing”). Once again, we offer a bullish and bearish outlook, though we have no crystal ball.
The bearish outlook is based on a belief that higher interest rates have yet to fully take effect. Many companies took on debt levels that were manageable in a zero-interest rate environment, but not manageable in a higher rate environment. If highly leveraged companies have a difficult time re-financing, bankruptcies could increase. Higher bankruptcies could drive up unemployment and cause a recession. Earnings will then decline, pressuring stock prices lower.
The bullish outlook is based on the belief that the Fed has successfully killed inflation without killing the economy. Given interest rates today at approximately 5% are 300 basis points above inflation, which the Fed has brought under control in this scenario, the Fed is likely to rapidly cut rates toward 2%, which will provide monetary stimulus and reinvigorate economic growth and growth in earnings.
We don’t know which scenario is more likely, which is why our dual diversification (i.e., diversification across both economic sectors and corporate lifecycle) portfolio construction process recognizes the axiom that more things can happen than will happen. We seek to own companies that can create value over the long-term with a portfolio constructed in a way that can perform well even when factor volatility increases.
As always, we believe the companies we invest in demonstrate high managerial skill in capital allocation and adaptability, which we believe can create value for customers, employees, communities, and shareholders.
Thank you for your commitment to the Fund. Should you have any questions regarding your investment, please do not hesitate to reach out to us.

          RMB SMID CAP FUND

RMB SMID Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	23.8%
Information Technology	18.3%
Financials	13.7%
Health Care	12.1%
Materials	10.2%
Consumer Discretionary	9.5%
Real Estate	6.8%
Energy	3.5%
Consumer Staples	1.4%
99.3%
Cash & Other Assets, Less Liabilities	0.7%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Copart, Inc.	4.8%
Fair Isaac Corp.	4.5%
Watsco, Inc.	3.8%
PTC, Inc.	3.7%
Pinnacle Financial Partners, Inc.	3.5%
Monolithic Power Systems, Inc.	3.3%
Avery Dennison Corp.	3.1%
Eagle Materials, Inc.	3.0%
EastGroup Properties, Inc.	2.9%
West Pharmaceutical Services, Inc.	2.8%
35.4%

TOTAL RETURN† (Through December 31, 2023)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2500TM Index*
Class I
One year	20.06%	17.42%
Three years	6.76%	4.24%
Five years	14.79%	11.67%
Ten years	9.53%	8.36%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB SMID Cap Fund Class I is 0.92% (gross) and 0.81% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2024. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs. Investments cannot be made in indices.

RMB SMID CAP FUND

Fund Information (Unaudited)

About Fund Performance
Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Performance figures shown for the S&P 500® Index Total Return, the Russell 3000® Index Total Return (the RMB Fund’s Benchmarks), and the NASDAQ Bank Index Total Return (the RMB Mendon Financial Services Fund's Benchmark) each reflect reinvestment of dividends in the Benchmark. Performance figures shown for other Benchmarks do not reflect the reinvestment of dividends in the Benchmark. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Fund Risks
Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion.
The RMB Mendon Financial Services Fund is a sector fund. These types of funds may be susceptible to factors affecting the sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because the Fund concentrates its investments in one sector of the economy, investors should consider the risk that the Fund may experience greater volatility than funds that invest across several sectors. The Fund utilizes derivative instruments, including futures and options, which can have increased price volatility, liquidity risk, and risk of loss.
The RMB International Fund and RMB Japan Fund invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The RMB Small Cap Fund and the RMB SMID Cap Fund invest primarily in companies with small and small-to-medium market capitalizations, respectively. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Each Fund’s prospectus contains more information about these and other risks.
Market Indexes
The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to evaluate performance of a specific Fund and other indexes may portray different comparative performance.
The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
The NASDAQ Bank Index includes securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark (ICB) as Banks. The NASDAQ Bank Index performance data quoted above are total return numbers.
MSCI Europe, Australasia, and Far East (EAFE®) Index* is an equity index which captures large- and mid-cap representation across 21 Developed Markets1 countries around the world, excluding the U.S. and Canada. With approximately 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
The MSCI Japan Index* is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With approximately 225 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.
The Russell 2000® Index measures the performance of the small cap segment of the US equity universe. The Index includes the approximately 2,000 smallest companies of the Russell 3000 Index based on their market cap and current index membership.
The Russell 2500TM Index measures the performance of the small to mid-cap segment of the US equity universe. The Index includes the approximately 2,500 smallest companies of the Russell 3000 Index based on their market cap and current index membership.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.

1
Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K.

*
Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

          FUND INFORMATION

Fund Information (Unaudited)

The management’s discussion of fund performance reflects the opinions of Fund managers as of December 31, 2023. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Portfolio Holdings in this report for a complete list of Fund holdings as of December 31, 2023.
Basis Point (bps) is a unit that is equal to 1/100th of 1%.
The price-earnings ratio (P/E ratio) relates a company’s share price to its earnings per share. A high P/E ratio could mean that a company’s stock is over-valued, or that investors are expecting high growth rates in the future.
The Price-to-Book (P/B) ratio measures the market’s valuation of a company relative to its book value.
Alpha is the return on an investment that is incrementally more than a benchmark index.

FUND INFORMATION

RMB Fund
 Portfolio Holdings   As of December 31, 2023
		Number of Shares	Value
	Common Stocks 99.7% (percentage of net assets)
	COMMUNICATION SERVICES 8.7%
*	Alphabet, Inc. — Class A	58,740	$8,205,390
	Walt Disney Co. (The)	16,000	1,444,640
			9,650,030
	CONSUMER DISCRETIONARY 10.2%
*	Amazon.com, Inc.	33,000	5,014,020
*	Booking Holdings, Inc.	573	2,032,557
	TJX Cos., Inc. (The)	25,730	2,413,731
	Vail Resorts, Inc.	8,800	1,878,536
			11,338,844
	CONSUMER STAPLES 6.9%
	Diageo PLC — ADR	10,700	1,558,562
	Kenvue, Inc.	149,000	3,207,970
	Keurig Dr. Pepper, Inc.	89,109	2,969,112
			7,735,644
	FINANCIALS 16.8%
	Chubb Ltd.	11,700	2,644,200
	CME Group, Inc.	13,000	2,737,800
	JPMorgan Chase & Co.	14,200	2,415,420
	Morgan Stanley	21,706	2,024,085
	Progressive Corp. (The)	12,000	1,911,360
	S&P Global, Inc.	6,139	2,704,352
	Visa, Inc. — Class A	16,645	4,333,526
			18,770,743
	HEALTH CARE 13.5%
	Becton, Dickinson & Co.	11,100	2,706,513
	Cooper Cos., Inc. (The)	7,800	2,951,832
	Danaher Corp.	8,000	1,850,720
*	Edwards Lifesciences Corp.	18,500	1,410,625
	STERIS PLC	9,864	2,168,601
	UnitedHealth Group, Inc.	4,860	2,558,644
	Zoetis, Inc.	7,300	1,440,801
			15,087,736
	INDUSTRIALS 6.5%
	AMETEK, Inc.	14,300	2,357,927
	Nordson Corp.	9,700	2,562,352
	Union Pacific Corp.	9,700	2,382,514
			7,302,793
	INFORMATION TECHNOLOGY 31.4%
	Accenture PLC — Class A	6,700	2,351,097
	Analog Devices, Inc.	11,506	2,284,632
	Apple, Inc.	25,130	4,838,279
	CDW Corp.	9,900	2,250,468
	Entegris, Inc.	13,000	1,557,660
	Intuit, Inc.	3,400	2,125,102
		Number of Shares	Value
	Microsoft Corp.	29,974	$11,271,423
*	Palo Alto Networks, Inc.	5,700	1,680,816
*	PTC, Inc.	12,900	2,256,984
*	Synopsys, Inc.	4,300	2,214,113
*	Tyler Technologies, Inc.	5,150	2,153,318
			34,983,892
	MATERIALS 2.3%
	Avery Dennison Corp.	12,600	2,547,216
	REAL ESTATE 3.4%
	American Tower Corp.	11,500	2,482,620
	Equinix, Inc.	1,600	1,288,624
			3,771,244
	Total Common Stocks (Cost: $55,242,583)		111,188,142
	Short-Term Investments 0.3% (percentage of net assets)
	MONEY MARKET FUNDS 0.3%
	First American Government Obligations Fund — Class X — 5.29% a	325,137	325,137
	Total Short-Term Investments (Cost: $325,137)		325,137
	Total Investments 100.0% (Cost: $55,567,720)		$111,513,279
	Liabilities, less cash and other assets (0.0)%		(31,450)
	Net Assets 100.0%		$111,481,829

ADR
American Depositary Receipt

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

          RMB FUND
See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of December 31, 2023
		Number of Shares	Value
	Common Stocks 98.3% (percentage of net assets)
	BANKS 93.4%
	Amerant Bancorp, Inc.	145,000	$3,562,650
	Ameris Bancorp a,b	90,000	4,774,500
	Atlantic Union Bankshares Corp.	50,000	1,827,000
	Banc of California, Inc. a,b	146,507	1,967,589
	Bank of America Corp. a,b	75,000	2,525,250
	Bank of NT Butterfield & Son Ltd. (The)	225,000	7,202,250
	Business First Bancshares, Inc.	400,000	9,860,000
	Byline Bancorp, Inc.	350,000	8,246,000
	Cadence Bank a,b	100,000	2,959,000
	Civista Bancshares, Inc.	200,000	3,688,000
*	Coastal Financial Corp.	120,000	5,329,200
	Colony Bankcorp, Inc.	140,000	1,862,000
	Equity Bancshares, Inc. — Class A	400,000	13,560,000
	FB Financial Corp. a,b	150,000	5,977,500
	First Bancshares, Inc. (The)	375,000	10,998,750
	First Horizon Corp. a,b	400,000	5,664,000
*	First Western Financial, Inc.	19,729	391,226
	Lakeland Bancorp, Inc.	150,000	2,218,500
	LINKBANCORP, Inc.	33,350	265,799
	Live Oak Bancshares, Inc. a,b	100,000	4,550,000
	NBT Bancorp, Inc.	40,000	1,676,400
	New York Community Bancorp, Inc. a,b	750,000	7,672,500
	Nicolet Bankshares, Inc.	25,000	2,012,000
	OceanFirst Financial Corp.	75,000	1,302,000
	Old Second Bancorp, Inc.	200,000	3,088,000
	Origin Bancorp, Inc.	215,000	7,647,550
	Primis Financial Corp.	909,654	11,516,220
	Provident Financial Services, Inc.	300,000	5,409,000
	Renasant Corp.	50,000	1,684,000
	Shore Bancshares, Inc.	189,929	2,706,488
	SmartFinancial, Inc.	75,000	1,836,750
	Southern States Bancshares, Inc.	140,000	4,099,200
	SouthState Corp. a,b	12,500	1,055,625
	Stellar Bancorp, Inc.	125,000	3,480,000
*	Triumph Financial, Inc. a,b	25,000	2,004,500
	United Community Banks, Inc.	30,000	877,800
*	USCB Financial Holdings, Inc.	695,666	8,521,909
	Valley National Bancorp a,b	100,000	1,086,000
	Veritex Holdings, Inc.	350,000	8,144,500
	VersaBank	630,773	6,888,041
	Wells Fargo & Co. a,b	100,000	4,922,000
			185,059,697
	Number of Shares	Value
MORTGAGE REAL ESTATE INVESTMENT TRUSTS 4.9%
AGNC Investment Corp.	600,000	$5,886,000
Annaly Capital Management, Inc.	200,000	3,874,000
		9,760,000
Total Common Stocks (Cost: $155,232,844)		194,819,697
Short-Term Investments 1.7% (percentage of net assets)
MONEY MARKET FUNDS 1.7%
First American Government Obligations Fund — Class X — 5.29% c	3,376,349	3,376,349
Total Short-Term Investments (Cost: $3,376,349)		3,376,349
Total Investments 100.0% (Cost: $158,609,193)		$198,196,046
Call option written (1.6)% (Premiums received: $1,254,737)		(3,276,000)
Cash and other assets, less liabilities 1.6%		3,253,719
Net Assets 100.0%		$198,173,765

RMB MENDON FINANCIAL SERVICES FUND

See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of December 31, 2023
	Number of Contracts	Value
Call Option Written (1.6)% (percentage of net assets)
BANKS (1.6)%
Ameris Bancorp
@ 45, Notional Amount: $(1,125,000), due Jan 24	(250)	$(222,500)
Banc of California, Inc.
@ 15, Notional Amount: $(750,000), due Jun 24	(500)	(57,500)
Bank of America Corp.
@ 30, Notional Amount: $(750,000), due Sep 24	(250)	(138,125)
@ 35, Notional Amount: $(875,000), due Sep 24	(250)	(64,250)
Cadence Bank
@ 22.5, Notional Amount: $(562,500), due Jun 24	(250)	(213,750)
@ 25, Notional Amount: $(1,250,000), due Jun 24	(500)	(322,500)
@ 35, Notional Amount: $(875,000), due Jun 24	(250)	(21,250)
FB Financial Corp.
@ 30, Notional Amount: $(750,000), due Apr 24	(250)	(272,500)
@ 35, Notional Amount: $(875,000), due Jan 24	(250)	(132,500)
@ 35, Notional Amount: $(1,750,000), due Apr 24	(500)	(335,000)
First Horizon Corp.
@ 14, Notional Amount: $(700,000), due Aug 24	(500)	(81,250)
Live Oak Bancshares, Inc.
@ 35, Notional Amount: $(875,000), due Mar 24	(250)	(310,000)
@ 35, Notional Amount: $(875,000), due Jun 24	(250)	(347,500)
@ 45, Notional Amount: $(900,000), due Jun 24	(200)	(118,000)
New York Community Bancorp, Inc.
@ 11, Notional Amount: $(550,000), due Jul 24	(500)	(35,000)
SouthState Corp.
@ 85, Notional Amount: $(1,062,500), due Jun 24	(125)	(75,625)
Triumph Financial, Inc.
@ 70, Notional Amount: $(875,000), due May 24	(125)	(170,625)
Valley National Bancorp
@ 12, Notional Amount: $(900,000), due Oct 24	(750)	(73,125)
Wells Fargo & Co.
@ 50, Notional Amount: $(1,250,000), due Jun 24	(250)	(78,750)
@ 50, Notional Amount: $(2,500,000), due Sep 24	(500)	(206,250)
		(3,276,000)
Total Call Option Written (Premiums received $1,254,737)		(3,276,000)
*
Indicates securities that do not produce income.

a
Securities or partial securities on which call options were written.

b
Security or partial security segregated as collateral for written options. For the written options, the Fund is required to establish a margin account with the broker. The aggregate market value of collateral posted was $21,593,625.

c
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

          RMB MENDON FINANCIAL SERVICES FUND
See Notes to Financial Statements

RMB International Fund
 Portfolio Holdings   As of December 31, 2023
	Number of Shares	Value
Common Stocks 92.8% (percentage of net assets)
AUSTRALIA 4.1%
National Australia Bank Ltd.	191,272	$3,997,753
Rio Tinto Ltd.	68,985	6,387,856
		10,385,609
DENMARK 1.6%
Novo Nordisk A/S — Class B	38,740	4,014,672
FINLAND 2.9%
Sampo OYJ — Class A	166,182	7,280,804
FRANCE 9.6%
Dassault Systemes SE	63,025	3,084,898
LVMH Moet Hennessy Louis Vuitton SE	6,724	5,463,488
Schneider Electric SE	53,377	10,745,096
STMicroelectronics N.V.	93,285	4,679,072
		23,972,554
GERMANY 4.8%
Bayerische Motoren Werke AG	44,490	4,950,466
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	17,137	7,108,649
		12,059,115
ITALY 1.0%
Stevanato Group SpA	88,144	2,405,450
JAPAN 28.1%
Daikin Industries Ltd.	19,900	3,228,178
FANUC Corp.	89,100	2,615,007
ITOCHU Corp.	167,600	6,827,999
Kansai Electric Power Co., Inc. (The)	539,900	7,165,601
Kao Corp.	107,600	4,422,965
Mitsubishi UFJ Financial Group, Inc.	846,400	7,263,920
Mitsui Fudosan Co. Ltd.	255,700	6,251,789
Murata Manufacturing Co. Ltd.	248,269	5,246,417
NEC Corp.	62,300	3,681,068
Nintendo Co. Ltd.	103,600	5,390,711
Nippon Steel Corp.	130,700	2,985,682
ORIX Corp.	394,600	7,411,055
Stanley Electric Co. Ltd.	197,200	3,699,618
Toyota Motor Corp.	220,800	4,045,877
		70,235,887
NETHERLANDS 4.9%
ASML Holding N.V.	8,985	6,782,649
ING Groep N.V.	362,386	5,433,803
		12,216,452
SWEDEN 2.1%
Atlas Copco AB — Class A	311,183	5,362,030
	Number of Shares	Value
SWITZERLAND 10.0%
Nestle S.A.	81,665	$9,466,597
Novartis AG	122,729	12,396,916
Sika AG	9,617	3,135,875
		24,999,388
UNITED KINGDOM 23.7%
AstraZeneca PLC	78,771	10,625,401
BAE Systems PLC	420,706	5,954,748
Compass Group PLC	363,387	9,943,468
Diageo PLC	62,373	2,263,837
Intertek Group PLC	98,269	5,319,945
Lloyds Banking Group PLC	11,934,389	7,238,641
London Stock Exchange Group PLC	58,199	6,879,786
Shell PLC	338,520	11,081,131
		59,306,957
Total Common Stocks (Cost: $188,828,600)		232,238,918
Short-Term Investments 5.7% (percentage of net assets)
MONEY MARKET FUNDS 5.7%
First American Government Obligations Fund — Class X — 5.29% a	12,519,077	12,519,077
First American Treasury Obligations Fund — Class X — 5.28%a	1,900,058	1,900,058
		14,419,135
Total Short-Term Investments (Cost: $14,419,135)		14,419,135
Total Investments 98.5% (Cost: $203,247,735)		$246,658,053
Cash and other assets, less liabilities 1.5%		3,645,511
Net Assets 100.0%		$250,303,564

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB INTERNATIONAL FUND

See Notes to Financial Statements

RMB Japan Fund
 Portfolio Holdings   As of December 31, 2023
	Number of Shares	Value
Common Stocks — Japan 94.3% (percentage of net assets)
COMMUNICATION SERVICES 7.1%
GungHo Online Entertainment, Inc.	29,200	$486,118
Nintendo Co. Ltd.	18,900	983,441
TV Asahi Holdings Corp.	21,100	239,966
		1,709,525
CONSUMER DISCRETIONARY 17.3%
Isuzu Motors Ltd.	57,300	734,568
Nikon Corp.	67,100	662,302
Sanyo Shokai Ltd.	32,031	537,345
Sony Group Corp.	2,728	258,159
Stanley Electric Co. Ltd.	32,400	607,848
Toyota Motor Corp.	74,800	1,370,614
		4,170,836
CONSUMER STAPLES 5.6%
Kao Corp.	19,500	801,560
Toyo Suisan Kaisha Ltd.	4,600	237,343
Yakult Honsha Co. Ltd.	13,400	300,798
		1,339,701
ENERGY 1.2%
Inpex Corp.	20,700	277,002
FINANCIALS 13.7%
Mitsubishi UFJ Financial Group, Inc.	209,700	1,799,674
ORIX Corp.	46,539	874,058
Tokio Marine Holdings, Inc.	25,100	625,015
		3,298,747
HEALTH CARE 7.7%
Shionogi & Co. Ltd.	15,800	760,422
Sysmex Corp.	8,900	494,756
Takeda Pharmaceutical Co. Ltd.	21,200	607,975
		1,863,153
INDUSTRIALS 18.3%
Daikin Industries Ltd.	2,100	340,662
FANUC Corp.	13,200	387,409
Hitachi Ltd.	12,580	904,876
ITOCHU Corp.	37,400	1,523,670
Mabuchi Motor Co. Ltd.	23,400	387,597
Mitsui OSK Lines Ltd.	4,900	156,654
Recruit Holdings Co. Ltd.	11,000	459,922
Takuma Co. Ltd.	20,192	255,645
		4,416,435
INFORMATION TECHNOLOGY 11.4%
Keyence Corp.	900	395,421
Murata Manufacturing Co. Ltd.	31,905	674,216
NEC Corp.	13,200	779,937
Tokyo Electron Ltd.	1,700	302,158
Ulvac, Inc.	12,700	604,897
		2,756,629
	Number of Shares	Value
MATERIALS 5.1%
Nippon Steel Corp.	21,200	$484,288
Shin-Etsu Chemical Co. Ltd.	12,295	514,216
Tokyo Steel Manufacturing Co. Ltd.	19,600	239,673
		1,238,177
REAL ESTATE 4.7%
Mitsui Fudosan Co. Ltd.	46,100	1,127,131
UTILITIES 2.2%
Kansai Electric Power Co., Inc. (The)	39,100	518,939
Total Common Stocks (Cost: $17,975,769)		22,716,275
Short-Term Investments 0.7% (percentage of net assets)
MONEY MARKET FUNDS 0.7%
First American Government Obligations Fund — Class X — 5.29% a	178,387	178,387

Total Short-Term Investments (Cost: $178,387)		178,387
Total Investments 95.0% (Cost: $18,154,156)		$22,894,662
Cash and other assets, less liabilities 5.0%		1,199,662
Net Assets 100.0%		$24,094,324

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

          RMB JAPAN FUND
See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of December 31, 2023
		Number of Shares	Value
	Common Stocks 99.0% (percentage of net assets)
	AEROSPACE & DEFENSE 3.6%
	Curtiss-Wright Corp.	18,441	$4,108,470
	AUTOMOBILE COMPONENTS 2.7%
*	Fox Factory Holding Corp.	17,166	1,158,362
*	Visteon Corp.	15,090	1,884,741
			3,043,103
	BANKS 9.5%
	Seacoast Banking Corp. of Florida	98,921	2,815,291
	Stock Yards Bancorp, Inc.	46,218	2,379,765
	TriCo Bancshares	84,466	3,629,504
*	Triumph Financial, Inc.	9,721	779,430
	Veritex Holdings, Inc.	52,114	1,212,693
			10,816,683
	BIOTECHNOLOGY 3.4%
*	Allogene Therapeutics, Inc.	73,815	236,946
*	CareDx, Inc.	36,532	438,384
*	Caribou Biosciences, Inc.	43,207	247,576
*	CRISPR Therapeutics AG	17,106	1,070,836
*	Intellia Therapeutics, Inc.	16,733	510,189
*	Iovance Biotherapeutics, Inc.	69,567	565,580
*	Veracyte, Inc.	27,738	763,072
			3,832,583
	BUILDING PRODUCTS 3.0%
	AAON, Inc.	13,401	989,932
*	Trex Co., Inc.	29,624	2,452,571
			3,442,503
	CAPITAL MARKETS 2.1%
	Stifel Financial Corp.	33,698	2,330,217
	CONSTRUCTION & ENGINEERING 0.7%
	Valmont Industries, Inc.	3,243	757,273
	CONSTRUCTION MATERIALS 3.3%
	Eagle Materials, Inc.	18,546	3,761,871
	CONTAINERS & PACKAGING 1.8%
	AptarGroup, Inc.	16,531	2,043,562
	DISTRIBUTORS 3.3%
	Pool Corp.	9,504	3,789,340
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 2.0%
	Badger Meter, Inc.	14,562	2,247,936
	EQUITY REAL ESTATE INVESTMENT 8.7%
	Community Healthcare Trust, Inc.	34,161	910,049
	EastGroup Properties, Inc.	22,098	4,055,867
	Essential Properties Realty Trust, Inc.	91,116	2,328,925
	PotlatchDeltic Corp.	53,702	2,636,768
			9,931,609
		Number of Shares	Value
	GAS UTILITIES 1.2%
	Chesapeake Utilities Corp.	13,094	$1,383,119
	HEALTH CARE EQUIPMENT & SUPPLIES 2.2%
*	Neogen Corp.	79,748	1,603,732
*	Omnicell, Inc.	23,073	868,237
			2,471,969
	INSURANCE 2.2%
	American Financial Group, Inc.	20,778	2,470,296
	LIFE SCIENCES TOOLS & SERVICES 7.5%
*	BioLife Solutions, Inc.	68,403	1,111,549
*	Repligen Corp.	19,494	3,505,021
	West Pharmaceutical Services, Inc.	10,951	3,856,066
			8,472,636
	MACHINERY 10.2%
	ITT, Inc.	34,367	4,100,670
	Kadant, Inc.	13,903	3,897,150
	Lincoln Electric Holdings, Inc.	6,867	1,493,298
*	RBC Bearings, Inc.	7,327	2,087,389
			11,578,507
	METALS & MINING 3.1%
	Carpenter Technology Corp.	50,017	3,541,204
	OIL, GAS & CONSUMABLE FUELS 5.0%
	Devon Energy Corp.	29,546	1,338,434
	Matador Resources Co.	40,373	2,295,609
	Range Resources Corp.	67,125	2,043,285
			5,677,328
	PHARMACEUTICALS 0.9%
*	Catalent, Inc.	22,137	994,615
	PROFESSIONAL SERVICES 1.8%
	Exponent, Inc.	23,691	2,085,756
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.8%
	MKS Instruments, Inc.	12,012	1,235,674
	Monolithic Power Systems, Inc.	6,751	4,258,396
			5,494,070
	SOFTWARE 12.7%
*	Digimarc Corp.	23,640	853,877
*	Fair Isaac Corp.	3,569	4,154,352
*	Five9, Inc.	16,129	1,269,191
*	PTC, Inc.	25,642	4,486,324
*	Q2 Holdings, Inc.	24,543	1,065,412
*	Tyler Technologies, Inc.	6,121	2,559,312
			14,388,468
	TEXTILES, APPAREL & LUXURY GOODS 1.5%
	Columbia Sportswear Co.	21,122	1,680,044

RMB SMALL CAP FUND

See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of December 31, 2023
	Number of Shares	Value
TRADING COMPANIES & DISTRIBUTORS 1.8%
Applied Industrial Technologies, Inc.	11,619	$2,006,485
Total Common Stocks (Cost: $64,690,556)		112,349,647
Short-Term Investments 1.0% (percentage of net assets)
MONEY MARKET FUNDS 1.0%
First American Government Obligations Fund — Class X — 5.29% a	1,159,396	1,159,396
Total Short-Term Investments (Cost: $1,159,396)		1,159,396
Total Investments 100.0% (Cost: $65,849,952)		$113,509,043
Cash and other assets, less liabilities 0.0%		18,581
Net Assets 100.0%		$113,527,624

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

          RMB SMALL CAP FUND
See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of December 31, 2023
		Number of Shares	Value
	Common Stocks 99.3% (percentage of net assets)
	AEROSPACE & DEFENSE 3.1%
	Curtiss-Wright Corp.	6,512	$1,450,808
	HEICO Corp.	7,070	1,264,611
			2,715,419
	AUTOMOBILE COMPONENTS 2.1%
*	Fox Factory Holding Corp.	6,412	432,682
*	Visteon Corp.	11,274	1,408,122
			1,840,804
	BANKS 7.1%
	Pinnacle Financial Partners, Inc.	35,115	3,062,730
	Stock Yards Bancorp, Inc.	17,471	899,582
	Webster Financial Corp.	43,194	2,192,528
			6,154,840
	BIOTECHNOLOGY 1.5%
*	Caribou Biosciences, Inc.	20,874	119,608
*	CRISPR Therapeutics AG	9,153	572,978
*	Exact Sciences Corp.	4,958	366,793
*	Intellia Therapeutics, Inc.	7,500	228,675
			1,288,054
	BUILDING PRODUCTS 3.6%
	Carlisle Cos., Inc.	6,912	2,159,516
*	Trex Co., Inc.	12,004	993,811
			3,153,327
	CAPITAL MARKETS 1.1%
	Stifel Financial Corp.	13,267	917,413
	CHEMICALS 1.3%
	RPM International, Inc.	9,901	1,105,249
	COMMERCIAL SERVICES & SUPPLIES 4.8%
*	Copart, Inc.	84,566	4,143,734
	CONSTRUCTION MATERIALS 3.0%
	Eagle Materials, Inc.	12,757	2,587,630
	CONSUMER STAPLES DISTRIBUTION 1.4%
*	BJ’s Wholesale Club Holdings, Inc.	18,376	1,224,944
	CONTAINERS & PACKAGING 3.1%
	Avery Dennison Corp.	13,155	2,659,415
	DISTRIBUTORS 1.5%
	Pool Corp.	3,250	1,295,807
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 3.6%
*	Teledyne Technologies, Inc.	5,123	2,286,343
*	Trimble, Inc.	15,534	826,409
			3,112,752
		Number of Shares	Value
	EQUITY REAL ESTATE INVESTMENT 6.7%
	Alexandria Real Estate Equities, Inc.	10,807	$1,370,003
	EastGroup Properties, Inc.	13,763	2,526,061
	PotlatchDeltic Corp.	39,397	1,934,393
			5,830,457
	FINANCIAL SERVICES 1.0%
	Jack Henry & Associates, Inc.	5,117	836,169
	GROUND TRANSPORTATION 2.1%
	Old Dominion Freight Line, Inc.	4,455	1,805,745
	HEALTH CARE EQUIPMENT & SUPPLIES 1.6%
*	IDEXX Laboratories, Inc.	1,502	833,685
*	Insulet Corp.	2,624	569,356
			1,403,041
	HOTELS, RESTAURANTS & LEISURE 2.3%
	Vail Resorts, Inc.	9,210	1,966,059
	HOUSEHOLD DURABLES 1.9%
*	NVR, Inc.	235	1,645,106
	INSURANCE 4.5%
	American Financial Group, Inc.	16,479	1,959,188
*	Markel Group, Inc.	1,394	1,979,341
			3,938,529
	LIFE SCIENCES TOOLS & SERVICES 8.1%
*	BioLife Solutions, Inc.	35,769	581,246
	Bio-Techne Corp.	23,847	1,840,035
*	Repligen Corp.	11,894	2,138,541
	West Pharmaceutical Services, Inc.	6,958	2,450,051
			7,009,873
	MACHINERY 4.6%
	Graco, Inc.	16,392	1,422,170
	IDEX Corp.	4,928	1,069,918
	ITT, Inc.	12,229	1,459,164
			3,951,252
	METALS & MINING 2.9%
	Royal Gold, Inc.	8,528	1,031,547
	Steel Dynamics, Inc.	12,236	1,445,071
			2,476,618
	OIL, GAS & CONSUMABLE FUELS 3.5%
	Devon Energy Corp.	35,783	1,620,970
	Diamondback Energy, Inc.	8,878	1,376,800
			2,997,770
	PHARMACEUTICALS 0.9%
*	Catalent, Inc.	17,507	786,589

RMB SMID CAP FUND

See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of December 31, 2023
		Number of Shares	Value
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.5%
	MKS Instruments, Inc.	9,505	$977,780
	Monolithic Power Systems, Inc.	4,594	2,897,803
			3,875,583
	SOFTWARE 10.2%
*	Fair Isaac Corp.	3,309	3,851,709
*	PTC, Inc.	18,251	3,193,195
*	Tyler Technologies, Inc.	4,305	1,800,007
			8,844,911
	TEXTILES, APPAREL & LUXURY GOODS 1.7%
	Columbia Sportswear Co.	18,292	1,454,946
	TRADING COMPANIES & DISTRIBUTORS 5.6%
	Applied Industrial Technologies, Inc.	9,189	1,586,848
	Watsco, Inc.	7,586	3,250,374
			4,837,222
	Total Common Stocks (Cost: $42,245,533)		85,859,258

	Number of Shares	Value
Short-Term Investments 0.8% (percentage of net assets)
MONEY MARKET FUNDS 0.8%
First American Government Obligations Fund — Class X — 5.29% a	666,745	$666,745
Total Short-Term Investments (Cost: $666,745)		666,745
Total Investments 100.1% (Cost: $42,912,278)		$86,526,003
Liabilities, less cash and other assets (0.1)%		(58,186)
Net Assets 100.0%		$86,467,817

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

          RMB SMID CAP FUND
See Notes to Financial Statements

 Statements of Assets and Liabilities   As of December 31, 2023
	RMB Fund	RMB Mendon Financial Services Fund
Assets:
Investments at cost	$55,567,720	$158,609,193
Investments at value	$111,513,279	$198,196,046
Cash	—	6,000
Cash on deposit for written options	—	66
Dividends and interest receivable	132,384	405,361
Receivable for capital stock sold	1,513	104,904
Receivable for investments sold	—	4,163,952
Prepaid expenses	30,795	39,244
Total assets	111,677,971	202,915,573
Liabilities:
Payable for fund shares redeemed	57,785	215,606
Payable for dividend distribution	647	—
Payable for investments purchased	—	1,005,000
Options written at value	—	3,276,0001
Payable for investment advisory fees (Note 2)	55,744	121,671
Payable for audit fees	19,756	19,555
Payable for distribution and shareholder service fees (Note 3)	18,771	26,427
Payable for legal fees	11,194	18,292
Payable for administration fees	10,453	10,695
Payable for accounting fees	7,392	7,283
Payable for transfer agent fees	6,773	22,075
Payable for custody fees	962	2,214
Accrued expenses and other payables	6,665	16,990
Total liabilities	196,142	4,741,808
Net assets	$111,481,829	$198,173,765
Net Assets Consists Of:
Capital paid-in	$53,364,244	$209,296,048
Total distributable earnings	58,117,585	(11,122,283)
Net assets	$111,481,829	$198,173,765
By share class:
Net assets:
Class A	$83,022,500	$59,183,748
Class C	$1,547,483	$18,095,997
Class I	$26,911,846	$120,894,020
NAV (par value $0.10 per share)
Class A	$32.84	$43.43
Class C	$24.38	$37.54
Class I	$33.24	$44.43
Capital shares outstanding: (unlimited number of shares has been authorized)
Class A	2,527,976	1,362,642
Class C	63,470	482,079
Class I	809,713	2,720,885

1
The options written at value include premiums recieved of  $1,254,737.

ASSETS AND LIABILITIES

See Notes to Financial Statements

 Statements of Assets and Liabilities   As of December 31, 2023
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Assets:
Investments at cost	$203,247,735	$18,154,156	$65,849,952	$42,912,278
Foreign currency at cost	3,155,451	1,125,218	—	—
Investments at value	$246,658,053	$22,894,662	$113,509,043	$86,526,003
Foreign currency at value	3,287,409	1,188,107	—	—
Dividends and interest receivable	1,026,019	28,708	84,254	85,697
Receivable for capital stock sold	72,106	20,406	98,199	3,321
Prepaid expenses	34,791	18,070	14,633	18,691
Total assets	251,078,378	24,149,953	113,706,129	86,633,712
Liabilities:
Payable for fund shares redeemed	536,236	4,711	67,699	85,758
Payable for investment advisory fees (Note 2)	156,089	6,591	60,569	34,445
Payable for legal fees	25,259	1,364	6,088	4,556
Payable for audit fees	16,203	16,203	18,841	19,185
Payable for custody fees	11,994	4,663	1,019	1,204
Payable for administration fees	10,548	10,603	10,517	10,440
Payable for transfer agent fees	6,501	5,555	5,714	3,601
Payable for accounting fees	2,228	2,183	2,207	2,250
Accrued expenses and other payables	9,756	3,756	5,851	4,456
Total liabilities	774,814	55,629	178,505	165,895
Net assets	$250,303,564	$24,094,324	$113,527,624	$86,467,817
Net Assets Consists Of:
Capital paid-in	$247,982,478	$21,152,188	$67,997,418	$43,132,589
Total distributable earnings	2,321,086	2,942,136	45,530,206	43,335,228
Net assets	$250,303,564	$24,094,324	$113,527,624	$86,467,817
By share class:
Net assets:
Class I	$250,303,564	$24,094,324	$113,527,624	$86,467,817
NAV (par value $0.10 per share)
Class I	$9.55	$9.80	$14.92	$12.27
Capital shares outstanding: (unlimited number of shares has been authorized)
Class I	26,201,872	2,459,856	7,609,288	7,049,788

          ASSETS AND LIABILITIES
See Notes to Financial Statements

 Statements of Operations   For the year ended December 31, 2023
	RMB Fund	RMB Mendon Financial Services Fund
Investment Income:
Dividends	$1,252,773	$5,122,8451
Interest	24,223	100,203
Total income	1,276,996	5,223,048
Expenses:
Investment advisory fees (Note 2)	633,417	1,328,734
Distribution fees (Class A) (Note 3)	194,325	137,933
Distribution fees (Class C) (Note 3)	10,259	133,448
Shareholder service fees (Class C) (Note 3)	3,420	44,483
Legal fees	65,702	107,515
Administration fees	62,607	63,082
Transfer agent fees	60,237	174,931
Registration fees and expenses	52,818	57,879
Trustee fees	45,713	83,301
Accounting fees	43,414	43,539
Audit fees	19,830	19,629
Reports to shareholders	9,770	27,334
Custody fees	6,236	12,823
Interest expense (Note 7)	363	1,935
Other expenses	41,443	72,121
Total expenses	1,249,554	2,308,687
Net investment income	$27,442	$2,914,361
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency
Realized gain/(loss) on:
Investments	2,545,132	(10,068,845)
Written options	—	1,623,934
Foreign currency transactions	—	93
Net realized gain/(loss) on investments, written options, and foreign currency	2,545,132	(8,444,818)
Change in unrealized appreciation/depreciation on:
Investments	17,714,626	14,301,937
Written options	—	(2,934,703)
Foreign currency translations	—	24
Net unrealized appreciation on investments, written options, and foreign currency	17,714,626	11,367,258
Net realized and unrealized gain on investments, written options, and foreign currency	20,259,758	2,922,440
Net increase in net assets resulting from operations	$20,287,200	$5,836,801

1
Net of foreign taxes withheld of  $11,032.

OPERATIONS

See Notes to Financial Statements

 Statements of Operations   For the year ended December 31, 2023
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Investment Income:
Dividends	$6,367,8461	$554,4752	$1,146,006	$1,057,106
Interest	779,575	64,630	123,019	137,181
Total income	7,147,421	619,105	1,269,025	1,194,287
Expenses:
Investment advisory fees (Note 2)	1,923,627	219,088	827,253	605,018
Legal fees	159,124	13,098	51,566	42,177
Trustee fees	111,318	11,164	42,533	44,316
Custody fees	71,533	25,079	6,326	5,810
Administration fees	63,276	62,943	62,841	62,740
Transfer agent fees	55,405	49,127	50,132	40,669
Registration fees and expenses	26,183	21,654	24,492	25,739
Audit fees	16,390	16,390	18,989	19,250
Accounting fees	14,072	13,673	13,661	13,487
Reports to shareholders	9,971	6,515	7,827	5,970
Interest expense (Note 7)	—	339	—	3,783
Other expenses	80,179	17,832	36,314	39,623
Total expenses before advisory fee waiver	2,531,078	456,902	1,141,934	908,582
Less: waiver of advisory fees by adviser	—	(140,102)	(217,357)	(213,349)
Total expenses	2,531,078	316,800	924,577	695,233
Net investment income	$4,616,343	$302,305	$344,448	$499,054
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Realized gain/(loss) on:
Investments	(6,040,172)	217,547	277,157	7,306,226
Foreign currency transactions	(381,499)	(127,120)	—	—
Net realized gain/(loss) on investments and foreign currency	(6,421,671)	90,427	277,157	7,306,226
Change in unrealized appreciation/depreciation on:
Investments	31,905,524	3,911,631	17,074,560	8,139,999
Foreign currency translations	188,139	43,993	—	—
Net unrealized appreciation on investments and foreign currency	32,093,663	3,955,624	17,074,560	8,139,999
Net realized and unrealized gain on investments and foreign currency	25,671,992	4,046,051	17,351,717	15,446,225
Net increase in net assets resulting from operations	$30,288,335	$4,348,356	$17,696,165	$15,945,279

1
Net of foreign taxes withheld of  $637,141.

2
Net of foreign taxes withheld of  $61,608.

          OPERATIONS
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Fund		RMB Mendon Financial Services Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$27,442	$3,567	$2,914,361	$1,514,743
Net realized gain/(loss) on transactions	2,545,132	7,305,499	(8,444,818)	28,984,267
Change in unrealized appreciation/depreciation	17,714,626	(37,525,217)	11,367,258	(87,375,127)
Net increase/(decrease) in net assets resulting from operations	20,287,200	(30,216,151)	5,836,801	(56,876,117)
Distributions to shareholders:
Net distributions to shareholders – Class A Shares	(1,228,480)	(6,602,685)	(758,759)	(10,279,885)
Net distributions to shareholders – Class C Shares	(27,879)	(179,274)	(147,104)	(3,661,180)
Net distributions to shareholders – Class I Shares	(389,853)	(2,244,780)	(1,783,555)	(19,185,920)
Total distributions to shareholders	(1,646,212)	(9,026,739)	(2,689,418)	(33,126,985)
Decrease in net assets derived from capital share transactions	(7,200,232)	(5,567,943)	(22,210,607)	(3,024,804)
Total increase/(decrease) in net assets	11,440,756	(44,810,833)	(19,063,224)	(93,027,906)
Net assets:
Beginning of year	100,041,073	144,851,906	217,236,989	310,264,895
End of year	$111,481,829	$100,041,073	$198,173,765	$217,236,989

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets — Capital Stock Activity
	RMB Fund		RMB Mendon Financial Services Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$74,646	$151,843	$2,427,454	$3,721,314
Net proceeds from reinvestment of dividends	1,122,788	6,064,324	722,531	9,702,186
Cost of shares redeemed	(5,292,064)	(4,712,557)	(12,193,038)	(13,198,160)
Net increase/(decrease)	$(4,094,630)	$1,503,610	$(9,043,053)	$225,340
Class C shares
Net proceeds from sales of shares	$182,509	$505	$653,900	$861,518
Net proceeds from reinvestment of dividends	21,462	131,268	127,356	3,229,764
Cost of shares redeemed	(368,219)	(545,144)	(4,912,716)	(3,096,229)
Net increase/(decrease)	$(164,248)	$(413,371)	$(4,131,460)	$995,053
Class I shares
Net proceeds from sales of shares	$3,992,314	$5,866,034	$35,435,645	$43,167,192
Net proceeds from reinvestment of dividends	379,426	2,179,170	1,627,278	17,481,188
Cost of shares redeemed	(7,313,094)	(14,703,386)	(46,099,017)	(64,893,577)
Net decrease	$(2,941,354)	$(6,658,182)	$(9,036,094)	$(4,245,197)
Net decrease in net assets derived from capital share transactions	$(7,200,232)	$(5,567,943)	$(22,210,607)	$(3,024,804)
Share Transactions
Class A
Shares sold	2,460	4,802	66,457	67,528
Shares issued on reinvestment of distributions	34,760	210,129	16,671	222,885
Shares redeemed	(176,689)	(149,120)	(325,914)	(253,284)
Net increase/(decrease) in shares outstanding	(139,469)	65,811	(242,786)	37,129
Class C
Shares sold	7,594	20	20,862	18,280
Shares issued on reinvestment of distributions	894	6,047	3,398	85,579
Shares redeemed	(16,734)	(22,238)	(150,625)	(66,716)
Net increase/(decrease) in shares outstanding	(8,246)	(16,171)	(126,365)	37,143
Class I
Shares sold	133,868	180,596	912,911	806,797
Shares issued on reinvestment of distributions	11,603	74,809	36,700	392,747
Shares redeemed	(242,800)	(469,344)	(1,190,521)	(1,220,606)
Net decrease in shares outstanding	(97,329)	(213,939)	(240,910)	(21,062)

          CAPITAL STOCK ACTIVITY
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB International Fund		RMB Japan Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$4,616,343	$4,395,414	$302,305	$341,924
Net realized income/(loss) on transactions	(6,421,671)	(12,398,522)	90,427	(297,045)
Change in unrealized appreciation/depreciation	32,093,663	(48,007,721)	3,955,624	(6,214,572)
Net increase/(decrease) in net assets resulting from operations	30,288,335	(56,010,829)	4,348,356	(6,169,693)
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	(5,014,492)	(4,823,617)	(1,029,327)	(271,407)
Total distributions to shareholders	(5,014,492)	(4,823,617)	(1,029,327)	(271,407)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	30,764,373	66,243,872	2,067,105	4,758,492
Net proceeds from reinvestment of dividends	4,700,255	4,525,666	965,745	259,456
Cost of shares redeemed	(53,233,006)	(84,208,462)	(7,855,492)	(15,685,079)
Other capital contribution	—	—	1,309	—
Decrease in net assets derived from capital share transactions	(17,768,378)	(13,438,924)	(4,821,333)	(10,667,131)
Total increase/(decrease) in net assets	$7,505,465	$(74,273,370)	$(1,502,304)	$(17,108,231)
Net assets:
Beginning of year	242,798,099	317,071,469	25,596,628	42,704,859
End of year	$250,303,564	$242,798,099	$24,094,324	$25,596,628
Share Transactions
Class I
Shares sold	3,349,441	7,380,130	223,617	546,283
Shares issued on reinvestment of distributions	498,965	508,502	99,870	29,891
Shares redeemed	(5,789,474)	(9,658,491)	(845,626)	(1,804,400)
Net decrease in shares outstanding	(1,941,068)	(1,769,859)	(522,139)	(1,228,226)

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Small Cap Fund		RMB SMID Cap Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$344,448	$703,649	$499,054	$1,425,349
Net realized gain on transactions	277,157	8,520,577	7,306,226	15,419,035
In-kind redemptions	—	—	—	45,703,110
Change in unrealized appreciation/depreciation	17,074,560	(44,565,938)	8,139,999	(114,117,603)
Net increase/(decrease) in net assets resulting from operations	17,696,165	(35,341,712)	15,945,279	(51,570,109)
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	(6,078,715)	(2,686,332)	(8,028,332)	(13,825,951)
Total distributions to shareholders	(6,078,715)	(2,686,332)	(8,028,332)	(13,825,951)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	26,910,904	19,478,623	6,979,797	11,621,975
Net proceeds from reinvestment of dividends	5,479,447	2,447,425	7,712,864	12,761,469
Cost of shares redeemed	(20,174,223)	(35,721,372)	(24,965,382)	(157,752,333)
Increase/(decrease) in net assets derived from capital share transactions	12,216,128	(13,795,324)	(10,272,721)	(133,368,889)
Total increase/(decrease) in net assets	$23,833,578	$(51,823,368)	$(2,355,774)	$(198,764,949)
Net assets:
Beginning of year	89,694,046	141,517,414	88,823,591	287,588,540
End of year	$113,527,624	$89,694,046	$86,467,817	$88,823,591
Share Transactions
Class I
Shares sold	1,916,655	1,268,906	580,197	919,584
Shares issued on reinvestment of distributions	369,484	175,695	631,684	1,136,271
Shares redeemed	(1,422,612)	(2,497,222)	(2,053,240)	(12,797,729)
Net increase/(decrease) in shares outstanding	863,527	(1,052,621)	(841,359)	(10,741,874)

          CHANGES IN NET ASSETS
See Notes to Financial Statements

(This page intentionally left blank)

See Notes to Financial Statements

 Financial Highlights   For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB Fund
CLASS A SHARES
12/31/2023	$27.51	$(0.01)	$5.83	$5.82	$(0.00)b	$(0.49)	$(0.49)
12/31/2022	38.14	(0.02)	(7.94)	(7.96)	(0.01)	(2.66)	(2.67)
12/31/2021	31.13	(0.01)	9.30	9.29	(0.02)	(2.26)	(2.28)
12/31/2020	28.19	0.00 b	4.45	4.45	(0.01)	(1.50)	(1.51)
12/31/2019	20.90	0.01	7.75	7.76	(0.01)	(0.46)	(0.47)
CLASS C SHARES
12/31/2023	$20.68	$(0.17)	$4.36	$4.19	$(0.00)b	$(0.49)	$(0.49)
12/31/2022	29.70	(0.20)	(6.15)	(6.35)	(0.01)	(2.66)	(2.67)
12/31/2021	24.82	(0.21)	7.37	7.16	(0.02)	(2.26)	(2.28)
12/31/2020	22.91	(0.16)	3.57	3.41	—	(1.50)	(1.50)
12/31/2019	17.18	(0.14)	6.33	6.19	—	(0.46)	(0.46)
CLASS I SHARES
12/31/2023	$27.76	$0.07	$5.90	$5.97	$(0.00)b	$(0.49)	$(0.49)
12/31/2022	38.37	0.06	(8.00)	(7.94)	(0.01)	(2.66)	(2.67)
12/31/2021	31.23	0.08	9.34	9.42	(0.02)	(2.26)	(2.28)
12/31/2020	28.27	0.07	4.47	4.54	(0.08)	(1.50)	(1.58)
12/31/2019	20.96	0.08	7.76	7.84	(0.07)	(0.46)	(0.53)
RMB Mendon Financial Services Fund
CLASS A SHARES
12/31/2023	$42.09	$0.58	$1.32	$1.90	$(0.56)	$—	$(0.56)
12/31/2022	60.65	0.27	(11.55)	(11.28)	(0.34)	(6.94)	(7.28)
12/31/2021	39.31	0.26	21.90	22.16	(0.42)	(0.40)	(0.82)
12/31/2020	41.70	0.13	(2.52)	(2.39)	—	—	—
12/31/2019	34.25	(0.04)	7.85	7.81	—	(0.36)	(0.36)
CLASS C SHARES
12/31/2023	$36.48	$0.26	$1.10	$1.36	$(0.30)	$—	$(0.30)
12/31/2022	53.71	(0.10)	(10.19)	(10.29)	—	(6.94)	(6.94)
12/31/2021	34.99	(0.12)	19.44	19.32	(0.20)	(0.40)	(0.60)
12/31/2020	37.40	(0.09)	(2.32)	(2.41)	—	—	—
12/31/2019	30.98	(0.29)	7.07	6.78	—	(0.36)	(0.36)
CLASS I SHARES
12/31/2023	$43.04	$0.71	$1.34	$2.05	$(0.66)	$—	$(0.66)
12/31/2022	61.84	0.42	(11.80)	(11.38)	(0.48)	(6.94)	(7.42)
12/31/2021	40.06	0.41	22.32	22.73	(0.55)	(0.40)	(0.95)
12/31/2020	42.39	0.20	(2.53)	(2.33)	—	—	—
12/31/2019	34.72	0.05	7.98	8.03	—	(0.36)	(0.36)

a
Per share values have been calculated using the average shares method.

b
Less than $0.01 per share.

c
Includes interest expense of  $269 or 0.00% for Class A, $5 or 0.00% for Class C and $89 or 0.00% for Class I of average net assets for the year ended December 31, 2023.

d
Includes interest expense of  $2,702 or 0.00% for Class A, $55 or 0.00% for Class C and $925 or 0.00% for Class I of average net assets for the year ended December 31, 2022.

e
Includes interest expense of  $459 or 0.00% for Class A, $13 or 0.00% for Class C and $191 or 0.00% for Class I of average net assets for the year ended December 31, 2021.

f
Includes interest expense of  $409 or 0.00% for Class A, $15 or 0.00% for Class C and $143 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

g
Less than 0.01%.

h
Includes interest expense of  $625 or 0.00% for Class A, $203 or 0.00% for Class C and $1,107 or 0.00% for Class I of average net assets for the year ended December 31, 2023.

i
Includes interest expense of  $211 or 0.00% for Class A, $69 or 0.00% for Class C and $392 or 0.00% for Class I of average net assets for the year ended December 31, 2022.

j
Includes interest expense of  $203 or 0.00% for Class A, $68 or 0.00% for Class C and $361 or 0.00% for Class I of average net assets for the year ended December 31, 2021.

k
Includes interest expense of  $303 or 0.00% for Class A, $101 or 0.00% for Class C and $582 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

l
Includes interest expense of  $39 or 0.00% for Class A, $11 or 0.00% for Class C and $78 or 0.00% for Class I of average net assets for the year ended December 31, 2019.

          FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights   For a share outstanding throughout each period.
			Ratio to average net assets %
Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement / recovery (Note 5)	Ratio of total expenses before extraordinary expense and reimbursement / recovery (Note 5)	Ratio of net investment income (loss)	Portfolio turnover rate %

$32.84	21.19	$83,023	1.24 c	1.24c	(0.03)	8
27.51	(21.20)	73,375	1.20d	1.20d	(0.05)	18
38.14	29.99	99,229	1.12e	1.12e	(0.02)	12
31.13	15.93	82,093	1.23f	1.23f	0.00g	29
28.19	37.16	77,152	1.16	1.16	0.06	22

$24.38	20.30	$1,547	1.99c	1.99c	(0.77)	8
20.68	(21.81)	1,483	1.94d	1.94d	(0.81)	18
29.70	29.03	2,610	1.87e	1.87e	(0.77)	12
24.82	15.07	2,580	1.98f	1.98f	(0.75)	29
22.91	36.07	2,944	1.91	1.91	(0.69)	22

$33.24	21.54	$26,912	0.99c	0.99c	0.22	8
27.76	(21.02)	25,183	0.94d	0.94d	0.19	18
38.37	30.31	43,013	0.87e	0.87e	0.22	12
31.23	16.22	34,380	0.97f	0.97f	0.26	29
28.27	37.53	31,197	0.91	0.91	0.32	22

$43.43	4.52	$59,184	1.37h	1.37h	1.55	49
42.09	(19.00)	67,571	1.29i	1.29i	0.52	42
60.65	56.44	95,124	1.24j	1.24j	0.49	70
39.31	(5.73)	68,082	1.43k	1.41k	0.41	82
41.70	22.80	117,615	1.28l	1.28l	(0.12)	27

$37.54	3.73	$18,096	2.12h	2.12h	0.80	49
36.48	(19.59)	22,193	2.04i	2.04i	(0.23)	42
53.71	55.28	30,687	1.99j	1.99j	(0.27)	70
34.99	(6.44)	24,150	2.19k	2.17k	(0.32)	82
37.40	21.88	34,797	2.03l	2.03l	(0.87)	27

$44.43	4.77	$120,894	1.13h	1.13h	1.84	49
43.04	(18.80)	127,472	1.04i	1.04i	0.77	42
61.84	56.84	184,454	0.99j	0.99j	0.75	70
40.06	(5.50)	106,981	1.18k	1.16k	0.63	82
42.39	23.13	234,303	1.03l	1.03l	0.14	27

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

 Financial Highlights   For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on securities	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities transactions)	Total distributions
RMB International Fund
CLASS I SHARES
12/31/2023	$8.63	$0.16 a	$0.95	$1.11	$(0.19)	$—	$—	$(0.19)
12/31/2022	10.60	0.15a	(1.94)	(1.79)	(0.18)	—	—	(0.18)
12/31/2021	9.78	0.10a	0.83	0.93	(0.11)	—	—	(0.11)
12/31/2020	9.20	0.07a	0.57	0.64	(0.06)	—	—	(0.06)
12/31/2019	7.81	0.11a	1.39	1.50	(0.11)	—	—	(0.11)
RMB Japan Fund
CLASS I SHARES
12/31/2023	$8.58	$0.11 a	$1.54	$1.65	$(0.43)	$—	$—	$(0.43)
12/31/2022	10.14	0.09a	(1.56)	(1.47)	—	—	(0.09)	(0.09)
12/31/2021	11.25	0.05a	(0.34)	(0.29)	(0.30)	—	(0.52)	(0.82)
12/31/2020	9.98	0.05a	1.25	1.30	(0.03)	—	—	(0.03)
12/31/2019	8.58	0.07a	1.44	1.51	(0.11)	—	—	(0.11)
RMB Small Cap Fund
CLASS I SHARES
12/31/2023	$13.30	$0.05 a	$2.41	$2.46	$(0.04)	$—	$(0.80)	$(0.84)
12/31/2022	18.15	0.09a	(4.58)	(4.49)	(0.09)	—	(0.27)	(0.36)
12/31/2021	15.56	0.08a	3.68	3.76	(0.09)	—	(1.08)	(1.17)
12/31/2020	13.83	(0.00)a,g	2.41	2.41	—	—	(0.68)	(0.68)
For the period from 7/1/2019 through 12/31/2019h	13.63	0.03	0.82	0.85	(0.06)	—	(0.59)	(0.65)
6/30/2019	18.76	0.04	(0.00)g	0.04	—	—	(5.17)	(5.17)
RMB SMID Cap Fund
CLASS I SHARES
12/31/2023	$11.26	$0.07 a	$2.18	$2.25	$(0.13)	$—	$(1.11)	$(1.24)
12/31/2022	15.43	0.09a	(3.31)	(3.22)	(0.15)	—	(0.80)	(0.95)
12/31/2021	12.73	0.08a	3.47	3.55	(0.08)	(0.01)	(0.76)	(0.85)
12/31/2020	10.80	0.00a,g	2.61	2.61	(0.03)	—	(0.65)	(0.68)
For the period from 7/1/2019 through 12/31/2019j	11.45	0.03	0.86	0.89	(0.06)	—	(1.48)	(1.54)
6/30/2019	12.45	0.03	0.44	0.47	—	—	(1.47)	(1.47)

a
Per share values have been calculated using the average shares method.

b
Includes interest expense of  $18 or 0.00% of average net assets for RMB International Fund, $246 or 0.00% for RMB Japan Fund, $422 or 0.00% for RMB Small Cap Fund, and $3,449 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2022.

c
Includes interest expense of  $28 or 0.00% of average net assets for RMB International Fund, $2,436 or 0.00% for RMB Japan Fund, $2,336 or 0.00% for RMB Small Cap Fund, and $61 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2020.

d
Includes interest expense of  $339 or 0.00% of average net assets for RMB Japan Fund and $3,783 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2023.

e
Includes interest expense of  $1,563 or 0.00% of average net assets for RMB Japan Fund and $586 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2021.

f
Includes interest expense of  $83 or 0.00% of average net assets for RMB Japan Fund, $4,073 or 0.00% for RMB Small Cap Fund, and $7,786 or 0.00% for RMB SMID Cap Fund for the year/period ended December 31, 2019.

g
Less than $0.01 per share.

h
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year end from June 30 to December 31 effective close of business September 5, 2019.

i
Not Annualized.

j
Annualized.

          FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights   For a share outstanding throughout each period.
			Ratio to average net assets %
Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement / recovery (Note 5)	Ratio of total expenses before reimbursement / recovery (Note 5)	Ratio of net investment income (loss) after reimbursement / recovery	Ratio of net investment income (loss) before reimbursement / recovery	Portfolio turnover rate %

$9.55	12.94	$250,304	0.99	0.99	1.80	1.80	44
8.63	(16.94)	242,798	0.95b	0.95b	1.62	1.62	30
10.60	9.53	317,071	0.91	0.91	0.99	0.99	21
9.78	7.01	257,706	0.98c	0.98c	0.83	0.83	51
9.20	19.20	216,030	0.95	0.94	1.27	1.28	112

$9.80	19.35	$24,094	1.30d	1.88d	1.24	0.66	52
8.58	(14.52)	25,597	1.30b	1.63b	1.05	0.72	32
10.14	(2.56)	42,705	1.30e	1.38e	0.45	0.37	18
11.25	13.06	62,769	1.30c	1.32c	0.51	0.49	75
9.98	17.63	70,245	1.30f	1.28f	0.77	0.79	76

$14.92	18.53	$113,528	0.95	1.17	0.35	0.13	12
13.30	(24.80)	89,694	0.95b	1.13b	0.61	0.43	15
18.15	24.38	141,517	0.95	1.06	0.44	0.33	7
15.56	17.59	116,651	1.00c	1.18c	(0.02)	(0.02)	35

13.83	6.33i	101,201	1.10f,j	1.24f,j	0.35j	0.21j	6i
13.63	3.96	118,421	1.10	1.23	0.32	0.19	19

$12.27	20.06	$86,468	0.80d	1.05d	0.58	0.33	4
11.26	(20.87)	88,824	0.80b	0.91b	0.71	0.60	4
15.43	28.10	287,589	0.80e	0.84e	0.54	0.50	9
12.73	24.39	231,657	0.84c	0.94c	0.02	(0.08)	21

10.80	8.06i	158,743	0.96f,j	1.04f,j	0.35j	0.27j	4i
11.45	5.71	181,588	0.95	1.05	0.22	0.12	16

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

Notes to Financial Statements

Organization
RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently consists of six series: RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”). RMB Capital Management, LLC (“RMB” or the “Adviser”) served as the Funds’ investment adviser through December 31, 2023. On January 1, 2024, Curi Wealth Management, LLC merged with and into RMB and the new entity began serving as the Funds’ investment adviser and operating under the name “Curi RMB Capital, LLC.” Mendon Capital Advisors Corp. (“Mendon” or the “Sub-Adviser”) serves as sub-adviser to the RMB Mendon Financial Services Fund.
Each Fund’s investment objective primarily or solely consists of seeking capital appreciation or long-term capital appreciation.
RMB Fund and RMB Mendon Financial Services Fund offer Class A, Class C, and Class I shares. RMB International Fund, RMB Japan Fund, RMB Small Cap Fund and RMB SMID Cap Fund offer Class I shares.
Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25%.
Class C shares are subject to an annual distribution and shareholder service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.
Class I shares have no initial sales charge and bear no annual distribution and service fee.
1. Significant Accounting Policies
Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.
Investment Valuation
Portfolio holdings and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. If market quotations for a portfolio holding are unavailable, or deemed by the Adviser to be unreliable, the portfolio holding shall be fair valued by the Adviser, as the “valuation designee” approved by the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, in accordance with valuation procedures approved by the Board.
Exchange-Listed Equities and Funds and Depositary Receipts
The market value of an equity security, exchange-traded fund (e.g., ETF or closed-end fund), or depositary receipt (e.g., ADR or GDR) traded on a national stock exchange (other than
Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”)) is the last reported sale price on the exchange on which the security trades on the valuation date. If there is no such last sale reported, the security is valued at the mean between the last bid and asked prices on the exchange.
The market value of a security traded on Nasdaq is the Nasdaq Official Closing Price (or “NOCP”) on the valuation date. The NOCP is determined by Nasdaq to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price serves as the NOCP. If no last sales price is reported, the security is valued at the mean between the closing bid and closing asked prices on the market on which the security trades.
Over-the-Counter Securities
Securities traded over-the-counter (“OTC”) are valued at the last reported sale in the OTC market on which the security trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc. or other recognized OTC market, on the valuation date. If no last sale is reported, the security is valued at the mean between the closing bid and the closing asked prices on the market on which the security trades.
Foreign Securities
Foreign securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s NAV. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates. For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m., Eastern time, a fair value price provided by an Adviser-approved pricing service (“Pricing Service”) is generally used in order to capture events occurring after the applicable foreign exchange closes that may affect the value of certain portfolio holdings traded on that foreign exchange.
Options
Options traded on an exchange are valued at the last reported sale price. If no sales are reported on a particular business day, the average of the highest bid and lowest asked quotations across the exchanges on which the option is traded is used.
Open-end Registered Investment Companies (excluding ETFs and Closed-End Funds)
Shares of open-end registered investment companies (“funds”) are valued using their respective NAVs. If a fund’s NAV is not available, the last reported NAV of the fund may be used for one day.

          NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Fixed-Income Securities
Fixed-income securities, including bonds, notes, debentures, certificates of deposit, and commercial paper, generally are valued at the evaluated mean between the closing bid and closing asked prices provided by the Pricing Service. Pricing Services generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and may provide a price determined by a matrix pricing method or other analytical pricing models.
Shares Valuation
The NAV per share of each share class of each Fund is calculated by dividing the net assets (total assets, minus all liabilities including accrued expenses) of the share class by the total number of shares outstanding of the share class, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.
Foreign Currency Translation
Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.
Multiple Class Allocations
Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Accounting for Portfolio Transactions
The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
Use of Management Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.
2. Adviser Fees
RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly management fee at an annual rate equal to the following percentages of the average daily net assets of each Fund:
RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB International Fund	0.75%
RMB Japan Fund	0.90%
RMB Small Cap Fund	0.85%
RMB SMID Cap Fund	0.70%
The Adviser pays the Sub-Adviser for services with respect to the RMB Mendon Financial Services Fund. Effective May 1, 2020, the annual advisory fees for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
3. Distribution Fees and Commissions
Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to a distribution agreement dated September 30, 2021. The Distributor acts as principal underwriter of each Fund’s shares. The RMB Fund and RMB Mendon Financial Services Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act, to reimburse the Distributor for services provided for distributing Class A and Class C shares of the Funds. The following Funds pay the Distributor distribution and shareholder service fees from the assets of the share classes, and in the amounts, listed below:
Distribution Fees:
	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
Shareholder Service Fees:
Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

4. Offering Price
For Class A shares, the offering price includes a maximum 5% sales charge. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.
5. Expenses
Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to each Fund on a basis deemed fair and equitable, generally pro-rata based on the relative assets of each Fund. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.
The Adviser and the Trust entered into an Expense Limitation Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.
	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%
RMB International Fund			1.15%
RMB Japan Fund			1.30%
RMB Small Cap Fund			0.95%
RMB SMID Cap Fund			0.80%
Effective May 1, 2020, the annual expense limitations for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the year ended December 31, 2020, there were extraordinary expenses of $46,906 allocated to the RMB Mendon Financial Services Fund related to the reorganization (See Note 15).
The Agreement will remain in effect through April 30, 2024 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of the Adviser and the Board.
Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period, including recoupments paid to the Adviser, are less than the Fund’s expense limitation both at the time of waiver and recoupment. The following table shows each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:
Year Incurred	Expiration Year	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
2021	2024	$41,579	$152,690	$107,893
2022	2025	$108,303	$209,754	$229,454
2023	2026	$140,102	$217,357	$213,349
The RMB Fund, RMB Mendon Financial Services Fund, and RMB International Fund do not have any previously waived or reimbursed expenses subject to recoupment by the Adviser.
6. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the year ended December 31, 2023, were as follows:
	Purchases	Sales
RMB Fund	$8,586,303	$17,451,125
RMB Mendon Financial Services Fund	$87,393,195	$113,219,304
RMB International Fund	$102,884,219	$123,197,483
RMB Japan Fund	$11,346,972	$17,142,333
RMB Small Cap Fund	$20,289,771	$10,997,723
RMB SMID Cap Fund	$3,186,493	$16,748,059
7. Line of Credit
The Trust has a Loan Agreement with U.S. Bank, N.A. to provide the Funds with a temporary liquidity source, as needed, to fulfill shareholder redemptions. Under the terms of the Loan Agreement, the aggregate borrowing for all Funds cannot exceed $75 million. Each Fund’s borrowing under the Loan Agreement is further limited to the lesser of: (i) 33 1∕3% of the net market value of the unencumbered assets of the Fund; and (ii) 25% of the Fund’s gross market value (15% of gross market value for the Japan Fund). The interest rate on loans under the Loan Agreement equals the prime rate minus one percent per annum, payable monthly. For the year ended December 31, 2023, borrowing activity under the Loan Agreement was as follows:
	Outstanding Daily Average Balance for the Period1	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at 12/31/2023
RMB Fund	$85,810	$174,000	$363	7.30%	$0
RMB Mendon Financial Services Fund	1,004,900	5,604,000	1,935	6.90%	0
RMB Japan Fund	451,750	589,000	339	6.81%	0
RMB SMID Cap Fund	2,023,778	6,436,000	3,783	7.47%	0

1
Excludes days where there was no activity on the line of credit.

8. Distributions and Taxes
Each Fund’s dividends from net investment income, if any exist, are generally declared and paid at least annually.

          NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.
The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.
It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.
Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020 − 2022), or expected to be taken in the Funds’ 2023 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2023 and 2022 are as follows:
Fiscal year ended 12/31/2023	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary Income	$3,546	$2,689,418	$5,014,492	$1,029,327	$465,883	$1,123,614
Long-Term Capital Gain	1,642,666	—	—	—	5,612,832	6,904,718
Total Distributions Paid	$1,646,212	$2,689,418	$5,014,492	$1,029,327	$6,078,715	$8,028,332
Fiscal year ended 12/31/2022	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary Income	$489,866	$6,603,273	$4,823,617	$—	$780,310	$1,425,349
Long-Term Capital Gain	8,536,873	26,523,712	—	271,407	1,906,022	12,400,602
Total Distributions Paid	$9,026,739	$33,126,985	$4,823,617	$271,407	$2,686,332	$13,825,951
The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2023.
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
2023	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Tax cost of Investments	$55,567,720	$158,670,289	$204,984,819	$18,941,113	$67,382,700	$43,083,100
Unrealized appreciation	56,284,524	44,072,705	45,767,625	5,479,440	52,947,525	46,231,722
Unrealized depreciation	(338,965)	(7,822,948)	(4,094,391)	(1,525,891)	(6,821,182)	(2,788,819)
Net unrealized appreciation/(depreciation)	55,945,559	36,249,757	41,673,234	3,953,549	46,126,343	43,442,903
Undistributed ordinary income	27,442	225,036	531,351	32,749	—	—
Undistributed long-term capital gains	2,144,584	—	—	—	—	—
Total distributable earnings	2,172,026	225,036	531,351	32,749	—	—
Other accumulated losses	—	(47,597,076)1	(39,883,499)	(1,044,162)	(596,137)	(107,675)
Total accumulated gain/(loss)	$58,117,585	$(11,122,283)	$2,321,086	$2,942,136	$45,530,206	$43,335,228

1
Includes $31,747,437 of short-term and $7,216,917 of long-term capital losses acquired from the Target Fund in the Reorganization (Note 15). Per the IRS, use of these losses is limited to $204,497 per year.

Under current law, the Funds may carry forward net capital losses (which may be short-term and/or long-term) indefinitely to use to offset capital gains realized in future years. The following tables set forth each Fund’s available capital loss carryforwards as of December 31, 2023 and the capital loss carryforwards utilized by the Funds in 2023:

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Not Subject to Expiration	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Short-Term	$—	$—	$(30,031,020)	$(71,336)	$—	$—
Long-Term	$—	$(8,632,670)	$(10,022,337)	$(1,035,860)	$—	$—
2023	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Capital Loss Carryforward Utilized	$—	$204,497	$—	$—	$—	$—
At December 31, 2023, RMB Small Cap Fund and RMB SMID Cap Fund had Deferred Post-October losses of $596,137 and $107,675, respectively.
Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITs, PFIC partnerships and the tax practice known as equalization. As of December 31, 2023, the permanent book and tax basis differences were as follows:
Increase/(Decrease)	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributable Earnings	$(195,962)	$—	$—	$—	$—	$(374,979)
Paid-In Capital	$195,962	$—	$—	$—	$—	$374,979
9. Disclosure of Certain Commitments and Contingencies
Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.
10. Transactions with Affiliated Securities
During the period ended December 31, 2023, the Funds held no affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the outstanding voting securities.
11. Restricted Securities
Except the Japan Fund, the Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale, including Rule 144A securities (“restricted securities”), that are deemed illiquid. The Japan Fund may not invest more than 15% of its net assets in restricted securities (both liquid and illiquid). At December 31, 2023, the Funds held no restricted securities.
12. Fund Risks
Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.
RMB Mendon Financial Services Fund may be disproportionately affected by events affecting the Financial Services sector, which may include changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Also, changing regulation of Financial Services companies may adversely or positively affect companies in which the Funds invest.
These risks, and other risks applicable to the Funds, are further described in the Funds’ Prospectus and Statement of Additional Information.
13. Fair Value Measurements
U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer

          NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:
Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.
Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.
The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

At December 31, 2023	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stocks1	$111,188,142	$—	$—	$111,188,142
Short-Term Investments	325,137	—	—	325,137
Total Investments in Securities	$111,513,279	$—	$—	$111,513,279
RMB Mendon Financial Services Fund
Assets
Common Stocks1	$194,819,697	$—	$—	$194,819,697
Short-Term Investments	3,376,349	—	—	3,376,349
Total	$198,196,046	$—	$—	$198,196,046
Liabilities
Written Options1	—	(3,276,000)	—	(3,276,000)
Total Investments in Securities	$198,196,046	$(3,276,000)	$—	$194,920,046
RMB International Fund
Assets
Common Stocks1,2	$2,405,450	$229,833,468	$—	$232,238,918
Short-Term Investments	14,419,135	—	—	14,419,135
Total Investments in Securities	$16,824,585	$229,833,468	$—	$246,658,053
RMB Japan Fund
Assets
Common Stocks1,2	$—	$22,716,275	$—	$22,716,275
Short-Term Investments	178,387	—	—	178,387
Total Investments in Securities	$178,387	$22,716,275	$—	$22,894,662
RMB Small Cap Fund
Assets
Common Stocks1	$112,349,647	$—	$—	$112,349,647
Short-Term Investments	1,159,396	—	—	1,159,396
Total Investments in Securities	$113,509,043	$—	$—	$113,509,043
RMB SMID Cap Fund
Assets
Common Stocks1	$85,859,258	$—	$—	$85,859,258
Short-Term Investments	666,745	—	—	666,745
Total Investments in Securities	$86,526,003	$—	$—	$86,526,003

1
Refer to Management’s Discussion of Fund Performance or the Portfolio Holdings section of the applicable Fund in this Annual Report for a breakdown of holdings by sector or industry.

2
Foreign securities valued using systemic fair valuation are categorized as Level 2. The table below provides a breakdown, by country, of the RMB International Fund’s and the RMB Japan Fund’s Level 2 securities at December 31, 2023.

	RMB International Fund	RMB Japan Fund
Australia	$10,385,609	$—
Denmark	4,014,672	—
Finland	7,280,804	—
France	23,972,554	—
Germany	12,059,115	—
Japan	70,235,887	22,716,275
Netherlands	12,216,452	—
Sweden	5,362,030	—
Switzerland	24,999,388	—
United Kingdom	59,306,957	—
Total	$229,833,468	$22,716,275
14. Disclosures about Derivative Instruments and Hedging Activities
Accounting Standards Codification Topic 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2023:
Fair Value of Deriviative Instruments
As of December 31, 2023
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Asset or Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$3,276,000
The Effect of Derivative Instruments on the
Statements of Operations
For the year ended December 31, 2023
Fund	Changes in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$1,623,934
		Net unrealized appreciation/ depreciation on written options		$(2,934,703)

          NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

The derivative instruments outstanding as of the year ended December 31, 2023 as disclosed in the Funds’ portfolio holdings and the amounts and changes in realized and unrealized gains and losses on derivative instruments during the year ended December 31, 2023 as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the Funds.
The quarterly average volumes of derivative instruments as of December 31, 2023 are as follows:
Fund	Derivative	Instrument	Number of Contracts	Notional Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(4,125)	$(988,850)
The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2023 to December 31, 2023.
15. Fund Reorganizations
As of close of business on June 19, 2020, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets and liabilities of the RMB Mendon Financial Long/Short Fund (the “Target Fund”) were transferred to the RMB Mendon Financial Services Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund (the “Reorganization”). The Reorganization was a tax-free Reorganization for federal income tax purposes. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Target Fund. Information with respect to the net assets and other relevant operating data for the Target Fund on the Reorganization date is included below:
Target Fund	RMB Mendon Financial Long/Short Fund – Class A	RMB Mendon Financial Long/Short Fund – Class C	RMB Mendon Financial Long/Short Fund – Class I
Net Assets	$7,055,269	$2,813,344	$8,887,299
Shares Outstanding	1,091,425	477,605	1,352,940
Net Asset Value	6.46	5.89	6.57
Unrealized appreciation/depreciation	10,737,461	637,179	(12,744,223)
Acquiring Fund	RMB Mendon Financial Services Fund – Class A	RMB Mendon Financial Services Fund – Class C	RMB Mendon Financial Services Fund – Class I
Net Assets immediately prior to Reorganization	$55,428,864	$18,752,274	$103,747,910
Net Assets immediately after Reorganization	$62,484,133	$21,565,618	$112,635,209
Fund Shares Issued in exchange for acquired fund	260,632	116,297	322,605
Exchange rate for shares issued	0.24	0.24	0.24
Assuming the Reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Funds, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2020, are as follows:
RMB Mendon Financial Services Fund
Net investment income	$830,750
Net realized loss on investments	(56,319,647)
Change in net unrealized appreciation/depreciation on investments	(59,031,070)
Total decrease in net assets resulting from operations	$(114,519,967)
Since the combined investment portfolios have been managed as a single integrated portfolio from the time the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s statements of operations since June 19, 2020.
16. Subsequent Events
The Adviser has evaluated the impact to these financial statements of all subsequent events occurring after the date of this report and has determined that there were no events that require recognition or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses
As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” that corresponds to your Fund and share class in order to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare the amount under the heading entitled “Hypothetical Expenses Paid During Period” that corresponds to your Fund and share class with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RMB Funds	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Actual Expenses Paid During Period1 7/1/2023 – 12/31/2023	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Hypothetical Expenses Paid During Period1 7/1/2023 – 12/31/2023	Expense Ratio1
RMB Fund
Class A	$1,000.00	$1,083.50	$6.46	$1,000.00	$1,019.00	$6.26	1.23%
Class C	$1,000.00	$1,079.30	$10.38	$1,000.00	$1,015.22	$10.06	1.98%
Class I	$1,000.00	$1,084.80	$5.15	$1,000.00	$1,020.27	$4.99	0.98%
RMB Mendon Financial Services Fund
Class A	$1,000.00	$1,280.70	$7.99	$1,000.00	$1,018.20	$7.07	1.39%
Class C	$1,000.00	$1,275.80	$12.22	$1,000.00	$1,014.47	$10.82	2.13%
Class I	$1,000.00	$1,282.10	$6.56	$1,000.00	$1,019.46	$5.80	1.14%
RMB International Fund
Class I	$1,000.00	$1,017.40	$5.03	$1,000.00	$1,020.21	$5.04	0.99%
RMB Japan Fund
Class I	$1,000.00	$1,062.20	$6.76	$1,000.00	$1,018.65	$6.61	1.30%
RMB Small Cap Fund
Class I	$1,000.00	$1,082.00	$4.99	$1,000.00	$1,020.42	$4.84	0.95%
RMB SMID Cap Fund
Class I	$1,000.00	$1,095.50	$4.23	$1,000.00	$1,021.17	$4.08	0.80%

1
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

          OTHER INFORMATION

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies is available in the most recent Statement of Additional Information, which can be obtained without charge by (1) calling (800) 462-2392; (2) visiting the Funds’ website located at http://www.rmbfunds.com; and (3) visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge by calling (800) 462-2392 or on the SEC’s website at www.sec.gov.
Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter on the SEC’s website at www.sec.gov. A complete listing of each Fund’s portfolio holdings is also available monthly, with approximately a 30-day lag, by visiting the Funds’ website located at www.rmbfunds.com or by calling (800) 462-2392.
Tax Information
For the fiscal year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:
RMB Fund	100.00%
RMB Mendon Financial Services Fund	100.00%
RMB International Fund	100.00%
RMB Japan Fund	80.82%
RMB Small Cap Fund	100.00%
RMB SMID Cap Fund	100.00%
For corporate shareholders, the percentage of ordinary income distributions that qualify for the corporate dividends received deduction for the fiscal year ended December 31, 2023 was as follows:
RMB Fund	100.00%
RMB Mendon Financial Services Fund	100.00%
RMB International Fund	0.00%
RMB Japan Fund	0.00%
RMB Small Cap Fund	100.00%
RMB SMID Cap Fund	100.00%
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund during the fiscal year ended December 31, 2023 were as follows:
RMB Fund	0.00%
RMB Mendon Financial Services Fund	0.00%
RMB International Fund	0.00%
RMB Japan Fund	0.00%
RMB Small Cap Fund	0.00%
RMB SMID Cap Fund	26.48%

OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements

On December 13, 2023, the Board consisting entirely of Independent Trustees considered the approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and Curi RMB Capital, LLC (“Curi RMB Capital”) (the “New Advisory Agreement”) and a new sub-advisory agreement between Curi RMB Capital and Mendon with respect to the RMB Mendon Financial Services Fund (the “New Sub-Advisory Agreement,” and together with the New Advisory Agreement, the “New Agreements”). In order to protect the Funds against disruption of investment services in the event the shareholders had not approved the New Agreements prior to the date of the closing of the merger of Curi Wealth Management LLC (“Curi Wealth Management”) with and into RMB (the “Transaction”), the Board also unanimously approved an interim advisory agreement between the Trust, on behalf of each Fund, and Curi RMB Capital (the “Interim Advisory Agreement”) and an interim sub-advisory agreement between Curi RMB Capital and Mendon with respect to the RMB Mendon Financial Services Fund (the “Interim Sub-Advisory Agreement,” and together with the Interim Advisory Agreement, the “Interim Agreements”). In determining to approve the New Agreements, the Trustees considered that they had last approved the Investment Advisory Agreement between the Trust and RMB, on behalf of each Fund, and the Sub-Advisory Agreement between RMB and Mendon with respect to the RMB Mendon Financial Services Fund (the “Former Agreements”), the terms of which are substantially identical to those of the New Agreements, on June 15, 2023. The Trustees also considered that the Board had previously held a meeting on December 8, 2023, with independent counsel, where they carefully considered and discussed various factors, relating to the proposed Transaction. In sum, the Board considered at its meetings on December 8, 2023 and December 13, 2023, the factors Board members considered relevant, including, but not limited to, the following:
•
the fact that RMB had conducted a lengthy process with professional assistance to identify a strategic partner able to provide permanent capital to RMB and to support the growth and distribution of the Funds;

•
the results of the due diligence conducted by RMB in respect of Curi Capital, LLC (“Curi Capital”) and Curi Wealth Management and its senior management, including that Dimitri Eliopoulos, who will serve as Chief Executive Officer of Curi RMB Capital, had previously worked at RMB and was familiar with the operation of the Funds;

•
the fact that existing leadership, including portfolio management teams for the Funds, would remain in place following the Transaction;

•
the material terms of the Transaction and the material terms of documents ancillary to the Transaction, including that management fees would be identical under the New Agreements to those charged under the Former Agreements;

•
the potential benefits and risks to the Funds due to the Transaction, including whether the Transaction, and the proposed timing of the Transaction, would in any way be detrimental to or place any unfair burden on the Funds and their shareholders;

•
the potential effects that completion of the Transaction would have on RMB, including in respect of the Funds’ management resources, personnel retention and recruitment, the operational expertise of the Funds, the reputation of the Funds and the Funds’ ability to achieve their investment objectives.

At each of the December Board meetings, the Board consisting entirely of Independent Trustees was represented by independent legal counsel and met separately in executive session with that independent legal counsel present. During those executive sessions, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by RMB and Curi Capital and its affiliates (“Curi”) at the request of the independent legal counsel to the Independent Trustees.
The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval at the December 13, 2023 Board meeting are described below.
1. Materials reviewed. In response to a detailed information request, including supplemental requests, sent on the Independent Trustees’ behalf by their independent legal counsel, RMB and Curi addressed a range of information relating to the New Agreements, including, but not limited to, the Transaction, the expected benefits and costs to shareholders of the Funds, and the expected changes in the management and operations of RMB and RMB’s investment teams serving the Funds after the Transaction. RMB and Curi’s responses also included extensive materials regarding the Funds’ investment results, advisory fees under the Former and New Agreements, and financial and profitability information regarding RMB and Curi RMB Capital, on a pro forma basis. Furthermore, throughout the course of the year as part of their ongoing oversight of the management of the Funds, the Independent Trustees received a wide variety of materials relating to the services provided by RMB, including reports on the Funds’ investment results, portfolio composition, portfolio investment practices, and other information relating to the nature, extent, and quality of services provided by RMB to the Funds. In addition to the information furnished by RMB and Curi, the Trustees were provided with a legal memorandum from independent counsel discussing their fiduciary duties related to the approval of the New Agreements as well as considerations relevant to the Transaction.
2. Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of the existing advisory, administrative and shareholder services provided by RMB, including: the portfolio management of the Funds and

          BOARD OF TRUSTEES EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements (Continued)

supervision of Mendon for the RMB Mendon Financial Services Fund; supervision of operations of all Funds and compliance and regulatory filings for the Funds and disclosures to Funds shareholders; general oversight of Mendon and other service providers; coordination of Fund marketing initiatives; assisting the Independent Trustees in their capacity as trustees; monitoring and managing the Funds’ liquidity pursuant to the liquidity risk management program; serving as valuation designee; and other services.
The Board further considered the materials provided describing the services to be provided by Curi RMB Capital to the Funds, as well as their conversations with both Curi and RMB. In reviewing the nature, extent, and quality of services to be provided to the Funds, the Board considered, among other things: that the New Agreements would be identical to both the Former Agreements and the Interim Agreements (except for certain provisions contained in the Interim Agreements that are different, as required by law); that Curi RMB Capital would continue to provide the same advisory and other services to the Funds for the same fees subject to the oversight of the Board of Trustees; that the Funds’ investment objective and investment strategies would not change as a result of the Transaction; that the investment advisory personnel of RMB who provide advisory services to the Funds were expected to remain the same; and that there would not be any detrimental effects to the management of the Funds as a result of the Transaction.
With regard to Mendon, the Board considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the RMB Mendon Financial Services Fund and noted that no changes to these were anticipated as a result of the Transaction.
The Board concluded that the nature, quality and extent of the services to be provided by Curi RMB Capital and Mendon to the Funds under the New Agreements were appropriate for the Funds and that the Funds were likely to benefit from the provision of those services by Curi RMB Capital and Mendon, as applicable, as contemplated by the New Agreements.
3. Performance of the Funds. The Board considered short-term and long-term investment performance for each of the Funds and determined that performance was acceptable in light of current market conditions, cyclicality of certain sectors, investment style, steps taken by RMB to improve performance and asset size, and that the investment advisory personnel of RMB who provide advisory services to the Funds were expected to remain the same.
4. Costs of Services to Funds: Fees and Expenses. The Board considered the proposed management fee structure under the New Agreements, noting that it was identical to the structure under the Former Agreements. The Board further noted that the Funds’ management fee rates and expense ratios were generally within range relative to industry averages for the Funds’ peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Board viewed favorably that fees would remain the same and the current willingness of Curi RMB Capital to limit the total expense ratios of certain Funds, including maintaining the agreements to contractually waive fees and reimburse expenses currently in effect.
5. Profitability and Costs of Services to RMB. The Board considered and reviewed information concerning RMB’s profitability and costs attributable to the Funds and pro forma information concerning Curi RMB Capital’s profitability. The Board also reviewed the financial statements of RMB and Curi and pro forma financial statements of Curi RMB Capital and noted Curi’s stable and secure financial position and the expected benefits that would arise from the Transaction. The Board concluded that profitability for each of the Funds would not be excessive, particularly in light of the quality of the services provided to the Funds.
6. Economies of Scale. The Board considered the potential that the Transaction could increase the Funds’ assets under management over time, which could result in economies of scale being realized by the Funds and their shareholders.
7. Other Relevant Considerations.
(a) Personnel and Methods. The Board considered the size, education and experience of the staff of Curi, RMB and Mendon. The Board also considered the generally favorable history, reputation, qualifications and background of Curi, RMB and Mendon, as well as the qualifications of their personnel, and concluded that each of Curi RMB Capital and Mendon would have sufficient personnel, with appropriate education and experience, to serve the Funds effectively.
(b) Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by Curi RMB Capital, Mendon and their affiliates from their association with the Funds, including any soft dollar services received. The Board concluded that potential “fall-out” benefits, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
(c) Other matters. The Board noted that Curi RMB Capital and the Fund had agreed to comply with all of the requirements of Section 15(f) under the 1940 Act. In addition, the Board noted that Curi and RMB had agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Agreements and all costs of proxy solicitation. As a result, the Funds will bear no costs in seeking shareholder approval of the New Agreements.
Conclusion. In considering the New Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered the above-listed factors and others collectively in light of the totality of the Funds’ circumstances. Based on this review, it was the judgment of the Board that the Funds and the shareholders of the Funds were likely to benefit from the nature, extent and quality of Curi RMB Capital’s

BOARD OF TRUSTEES EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements (Continued)

services and that Curi RMB Capital has the ability to provide these services based on its experience, operations and resources, as well as the experience, operations and resources of Curi.After evaluation of the considerations described above, and in light of the nature, extent and quality of services to be provided by Curi RMB Capital, the Board, comprised entirely of Independent Trustees, in keeping with its fiduciary obligations to shareholders, approved the New Agreements as being in the best interests of shareholders and determined to recommend that shareholders approve the New Agreements.

          BOARD OF TRUSTEES EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Auditor Opinion

taitweller.com
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and
Board of Trustees of the
RMB Investors Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the RMB Fund, the RMB Mendon Financial Services Fund, the RMB International Fund, the RMB Japan Fund, the RMB Small Cap Fund, and RMB SMID Cap Fund, (the “Funds”), each a series of the RMB Investors Trust (the “Trust”), including the portfolio holdings, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds constituting RMB Investors Trust	Statement of operations	Statements of changes in net assets	Financial highlights
RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
RMB Small Cap Fund, RMB SMID Cap Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the four years in the period ended December 31, 2023, for the six-month period ended December 31, 2019 and for the year ended June 30, 2019

OTHER INFORMATION

Auditor Opinion (Continued)

To the Shareholders and
Board of Trustees of the
RMB Investors Trust
Pag Two
Basis for Opinion
These financial statements are the responsibility of the Funds’ management.Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.
We conducted our audits in accordance with the standards of the PCAOB.Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 29, 2024

          OTHER INFORMATION

INDEPENDENT TRUSTEES (Unaudited)

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Number of Funds Overseen within Trust	Other Directorships held by Trustee During the Past 5 Years
Margaret M. Eisen RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1953)	Trustee and Chair	Since 2013	Formerly, Trustee, Smith College (2012–2016); Chief Investment Officer, EAM International LLC (finance and asset management) (2003–2013); and Managing Director, CFA Institute (2005–2008).	6	Board of Trustees, Columbia Acorn Trust (5 series) and Wanger Advisors Trust (2 series) (2002–Present); Board of Directors, IronBridge Funds (3 series) (2017–2019).
Peter Borish RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1959)	Trustee	Since 2015	President, Computer Trading Corporation (financial consulting firm) (since 1995).	6	CIBC Bank USA
James M. Snyder RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1947)	Trustee	Since 2019	Mr. Snyder is a private investor, manages a family foundation and serves on corporate and not for profit boards. He spent his entire professional career at The Northern Trust Company, retiring as Executive Vice President, Chief Investment Officer. Mr. Snyder is a Chartered Financial Analyst (CFA).	6	Board of Directors, Frontier Funds, Inc. (4 series) (2002–2022); Board of Directors, IronBridge Funds (3 series) (2010–2019).
PRINCIPAL OFFICERS
Christopher M. Graff RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1973)	President	Since 2019	Co-Chief Investment Officer of the Adviser (since 2018); Managing Director of Asset Management of the Adviser (since 2011).	N/A	N/A
Maher A. Harb RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1968)	Chief Financial Officer and Treasurer	Since 2016	Chief Financial Officer of the Adviser (since 2008).	N/A	N/A
Joseph D. McDermott RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1969)	Chief Compliance Officer	Since 2023	Chief Compliance Officer of the Adviser (since 2022); Managing Director, Alaric Compliance Services, LLC (2019–2022); Chief Compliance Officer, THL Credit Senior Loan Fund (2018–2019); Compliance Manager, THL Credit Senior Loan Strategies, LLC (2018–2019); Chief Compliance Officer, Aviva Investors Americas LLC (2015–2018); Chief Compliance Officer, Aviva Investors Canada Inc. (2016–2018).	N/A	N/A
Frank A. Passantino RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 1990	Manager of Mutual Fund Operations of the Adviser (since 2016); First Vice President, Burnham Asset Management Corporation (Funds’ former investment adviser) (1990–2016); and First Vice President, Burnham Securities, Inc. (1990–2016).	N/A	N/A
Laura A. Flentye RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1969)	Senior Vice President and Secretary	Since 2017	Chief Administration Officer of the Adviser (since 2017); Chief Operating Officer and Chief Compliance Officer, Cupps Capital Management (2000–2016).	N/A	N/A

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.
What Information We Collect
In the course of providing services to you, we may collect the following types of  “non-public personal information” about you:
•
Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•
Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.
“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an affiliate of the Funds.
What Information We Disclose
We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.
Confidentiality and Security Procedures
To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.
We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.
Additional Rights
You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

          PRIVACY NOTICE

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101
internet: www.foreside.com
Shareholder Returns
Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at
http://www.rmbfunds.com.
Adviser RMB Capital Management, LLC (Curi RMB Capital, LLC, effective January 1, 2024) 115 South LaSalle Street, 34th Floor Chicago, IL 60603	Independent Trustee Counsel Perkins Coie LLP 700 13th Street NW, Suite 800 Washington, DC 20005
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 500 Ross Street, 154-0520 Pittsburgh, PA 15262	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212	Administrator U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, CA 91741
Legal Counsel Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
OFFICERS OF THE TRUST

Christopher M. Graff
President
Maher A. Harb
Chief Financial Officer and Treasurer
Joseph McDermott
Chief Compliance Officer
Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer
Laura A. Flentye
Senior Vice President and Secretary
BOARD OF TRUSTEES

Independent Chair
Margaret M. Eisen
Trustees
Peter Borish
James M. Snyder

Investment Company Act file number: 811-00994
This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.
Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when such person calls the registrant at 1-800-462-2392.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Margaret M. Eisen is the registrant’s “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Tait, Weller & Baker LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the registrant’s federal and state tax returns. There were no other services provided by the principal accountant to the registrant during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed to the registrant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
(a) Audit Fees	$92,000	$90,350
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$18,000	$17,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$18,000	$17,500
Registrant’s Investment Adviser	$0	$0
Affiliates of Registrant’s Investment Adviser	$0	$0

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, and such officers have concluded that the disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By	/s/ Christopher M. Graff
Christopher M. Graff, President

Date	March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher M. Graff
Christopher M. Graff, President

Date	March 4, 2024

By	/s/ Maher A. Harb
Maher A. Harb, Chief Financial Officer and Treasurer

Date	March 4, 2024